SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              SOFTNET SYSTEMS, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is  offset as   provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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


                              SOFTNET SYSTEMS, INC.
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER __, 1998

TO THE STOCKHOLDERS OF SOFTNET SYSTEMS, INC.:

                  NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of SoftNet Systems, Inc., a New York corporation (the "Company"), will be held on December __, 1998, at 10:00 a.m. local time, at the Company's corporate offices located at 520 Logue Avenue, Mountain View, California 94043, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

                  1.       To approve the Company's reincorporation in Delaware;

                  2.       To   increase  the  number  of  authorized  shares of
                           capital stock;

                  3. To approve the listing of the Company's Common Stock on the Nasdaq Stock Market.

                  4. To approve the adoption of the Company's 1998 Stock Incentive Plan under which _____________ shares of Common Stock have been reserved for issuance;

                  5. To authorize and approve the issuance of the Common Stock underlying the Company's Convertible Preferred Stock and Warrants to purchase Common Stock, which in the aggregate would represent 20% or more of the outstanding shares of Common Stock; and

                  Only stockholders of record at the close of business on ____________________, 1998 are entitled to notice of and to vote at this Special Meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of stockholders entitled to vote at this Special Meeting will be available for inspection at the executive offices of the Company.

                  All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to this Special Meeting. If you attend this Special Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.


                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         Steven M. Harris
                                         Vice President and Secretary

______________, 1998

                              SOFTNET SYSTEMS, INC.
                                 520 Logue Ave.
                         Mountain View, California 94043

                                 PROXY STATEMENT

                      FOR A SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER __, 1998

General

                  The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors (the "Board of Directors" or the "Board") of SoftNet Systems, Inc., a New York corporation (the "Company"), for use at the Special Meeting of Stockholders to be held on December __, 1998 (the "Special Meeting"). The Special Meeting will be held at 10:00 a.m. at the Company's corporate offices located at 520 Logue Avenue, Mountain View, California 94043. These proxy solicitation materials were mailed on or about ______________, 1998 to all stockholders entitled to vote at the Special Meeting.

Voting

                  The specific proposals to be considered and acted upon at the Special Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On ____________, 1998, the record date for determination of stockholders entitled to notice of and to vote at the Special Meeting (the "Record Date"), ___________ shares of the Company's common stock, $.01 par value ("Common Stock"), were issued and outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on _____________, 1998.

                  A majority of the outstanding shares entitled to vote at the Special Meeting and represented in person or by proxy will constitute a quorum. Each share has one vote on all other matters to be voted upon at the Special Meeting. If choices are not specified on the proxy, the shares will be voted for the proposal described herein. Under New York law, abstentions and broker "non-votes" will be counted towards determining the presence of a quorum. With respect to all proposals, abstentions and broker "non-votes" will have the effect of a negative vote. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote for a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Unvoted shares are termed "non-votes" when a nominee holding shares for beneficial owners may not have received instructions from the beneficial owner and may not have exercised discretionary voting power on certain matters, but with respect to other matters may have voted pursuant to discretionary authority or instructions from the beneficial owners.

                  The Board of Directors recommends a vote FOR each proposal.

Revocability of Proxies

                  You may revoke or change your Proxy at any time before the Special Meeting by filing with the Secretary of the Company at the Company's principal executive offices, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Special Meeting and voting in person.

Solicitation

                  The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers or employees. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                   MATTERS TO BE CONSIDERED AT SPECIAL MEETING

                                  PROPOSAL ONE
                           REINCORPORATION IN DELAWARE

General

                  On October 6, 1998, the Board of Directors adopted a plan, subject to approval by the stockholders, to reincorporate the Company under the laws of the State of Delaware (the "Reincorporation"). The Company was incorporated under the laws of the State of New York in 1956 under the name Tensor Electric Development Co. Inc. The Board of Directors believes Delaware corporate law will better serve the stockholders' interests and provide the Company with advantages not available under New York corporate law. Therefore, the Board of Directors recommends the stockholders approve the form of Merger Agreement which appears as Appendix A at the end of this Proxy Statement (the "Merger Agreement") to effect a transaction commonly called a "reincorporation."

                  The Company will continue to be called "SoftNet Systems, Inc." after the reincorporation. To explain the proposal, however, this Proxy
Statement will call the Company that exists today as a New York corporation either "the Company" or "SoftNet-NY," and "SoftNet-DE" will refer to the new Delaware corporation that will initially be organized as a wholly-owned subsidiary of SoftNet-NY. If the holders of at least two-thirds of all outstanding shares of the Common Stock approve the Merger Agreement, SoftNet-NY will be merged into SoftNet-DE. The effective date will be when the necessary documents have been filed in both New York and Delaware. SoftNet-DE will be the surviving corporation, and the charter and by-laws of the new corporation will be substantially the same as those of SoftNet-NY today, except as otherwise discussed below.

Reasons for the Change

                  The Company has not maintained its principal office in New York for some time. It is anticipated that SoftNet-DE will have its principal corporate offices at SoftNet-NY's address in California, and will appoint a registered agent to represent it in Delaware. SoftNet-NY's current address is 520 Logue Avenue, Mountain View, California, but it has signed a lease for space at 650 Townsend, San Francisco, California. The Company will move into the new space when it is available, which is anticipated to be November 1998.
Reincorporation in Delaware will not change the business plan, management, assets, liabilities, net worth, capitalization or employee benefit plans of the Company. Each outstanding share of SoftNet-NY's common stock and preferred stock (hereinafter referred to as the "Common Stock" and "Preferred Stock," respectively) will automatically become one share of the common stock or preferred stock, respectively, of SoftNet-DE. Furthermore, each stock option, warrant or convertible security that would be, or later becomes, exercisable for, or convertible into, shares of the

Common Stock will automatically be, or later become, exercisable for, or convertible into, the same number of shares of the common stock of SoftNet-DE on the same terms and conditions.

                  For many years, Delaware has encouraged incorporation in that state by adopting modern, comprehensive and flexible corporate laws, and it periodically updates and revises them to meet changing business needs. The Delaware General Corporation Law (the "DGCL") is considered a sophisticated statute, highly conducive to business. That is why many corporations choose Delaware initially as their place of incorporation, and why many others have reincorporated in Delaware by means of transactions like the one now proposed. Because of Delaware's policy of encouraging incorporation and its preeminence as the most popular state of incorporation for major corporations, the courts of Delaware have developed considerable expertise in dealing with corporate issues. As a result, Delaware's case law interpreting its corporate laws is more developed than that of any other state. This gives Delaware corporate law an extra measure of predictability that is useful and often crucial in our precedent-based judicial system.

                  For the board of directors and the management of a Delaware corporation, these features of Delaware law allow greater certainty in managing the corporation. The state's court system also provides for relatively prompt resolution of most corporate disputes. For example, Delaware has a specialized Court of Chancery that hears cases involving corporate law. The Court of Chancery has no jurisdiction over most other kinds of cases, and therefore its dockets are not as backlogged as many other states. In addition, the Supreme Court of Delaware hears and decides important corporate appeals rapidly.

                  The Board of Directors considered the predictability and flexibility of Delaware law and the efficiency of its judicial process when it approved the present proposal. The Board of Directors also recognized the possibility that choosing to be governed by the corporate law of Delaware, as so many other corporations have done, may further enhance the reputation of the Company.

Authorized Shares of Capital Stock

                  After the Reincorporation, and depending on stockholder approval of Proposal Two herein, the authorized capital stock of SoftNet-DE will consist of 100,000,000 shares of common stock, par value $.01 per share and 4,000,000 shares of preferred stock, par value $.10 per share (see the section "Changes in Authorized Capital Stock" under this Proposal One for additional discussion). SoftNet-DE will not issue any shares of stock in connection with the Reincorporation, other than the shares into which the outstanding shares of SoftNet-NY will convert.

Conversion of Shares

                  As soon as the Reincorporation becomes effective, SoftNet-DE will issue a press release announcing that the transaction has occurred. At the same time, the holders of the old shares of SoftNet-NY will become holders of the new shares of SoftNet-DE. Shares of SoftNet-NY will automatically convert into shares of SoftNet-DE, on these terms:

                       The conversion will be on a one-for-one basis.

                      Each share of the Common Stock of SoftNet-NY which is outstanding at the effective date will become one share of the new common stock, par value $.01 per share, of SoftNet-DE.

                      Each share of the Preferred Stock of SoftNet-NY which is outstanding at the effective date will become one share of the new preferred stock, par value $.10 per share, of SoftNet-DE.

                      Each share of the Common Stock and Preferred Stock held in the treasury of SoftNet-NY will become a share held in the treasury of SoftNet-DE.

                  THIS MEANS THAT, BEGINNING ON THE EFFECTIVE DATE, EACH SOFTNET-NY STOCK CERTIFICATE WHICH WAS OUTSTANDING JUST BEFORE THE REINCORPORATION WILL AUTOMATICALLY REPRESENT THE SAME NUMBER OF SOFTNET-DE SHARES. THEREFORE, STOCKHOLDERS OF SOFTNET-NY NEED NOT EXCHANGE THEIR STOCK CERTIFICATES FOR NEW SOFTNET-DE STOCK CERTIFICATES. LIKEWISE, STOCKHOLDERS SHOULD NOT DESTROY THEIR OLD CERTIFICATES AND SHOULD NOT SEND THEIR OLD CERTIFICATES TO THE CORPORATION, EITHER BEFORE OR AFTER THE EFFECTIVE DATE OF REINCORPORATION.

Trading of the Stock

                  After the Reincorporation, those who were formerly stockholders of SoftNet-NY may continue to make sales or transfers using their SoftNet-NY stock certificates. SoftNet-DE will issue new certificates representing shares of SoftNet-DE common stock for transfers occurring after the effective date. On request, SoftNet-DE will issue new certificates to anyone who holds SoftNet-NY stock certificates. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

                  Stockholders whose shares of SoftNet-NY were freely tradable before the Reincorporation will own shares of SoftNet-DE that are freely tradable after the Reincorporation. Similarly, any Stockholders holding securities with transfer restrictions before the Reincorporation will hold shares of SoftNet-DE which have the same transfer restrictions after the Reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, those who hold SoftNet-DE stock certificates will be deemed to have acquired their shares on the date they originally acquired their shares in SoftNet-NY.

                  After the Reincorporation, SoftNet-DE will continue to be a publicly held company, with its common stock tradable on the American Stock Exchange (the "AMEX"), or, subject to shareholder approval of Proposal Three herein, tradable over the Nasdaq Stock Market ("NASDAQ"). SoftNet-DE will also file with the Securities and Exchange Commission (the "Commission") and provide to its stockholders the same types of information that SoftNet-NY has previously filed and provided.

Certain Federal Income Tax Consequences

                  The following is a brief summary of the principal federal income tax consequences of the Reincorporation under current law to holders of the Common Stock and Preferred Stock. This summary is for general information only. It does not address potential legislative changes that may affect these consequences, and it does not address any state, local or foreign tax consequences of reincorporation. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service to the effect that the Reincorporation is nontaxable.

                  Neither the Company nor its stockholders will recognize any gain or loss by reason of the Reincorporation. The tax basis of the shares of SoftNet-DE common stock and preferred stock received by a stockholder of SoftNet-NY through the Reincorporation will be the same as the tax basis of SoftNet-NY

Common Stock and Preferred Stock prior to Reincorporation. A stockholder of SoftNet-NY who holds the stock as a capital asset should include the period he or she has held the Common Stock and Preferred Stock in determining the holding period for his or her SoftNet-DE shares.

                  STOCKHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISERS TO DISCUSS THEIR OWN TAX SITUATIONS AND ANY POTENTIAL CHANGES IN FEDERAL, STATE AND LOCAL LAWS AND OTHER APPLICABLE TAX MATTERS RELATING TO THE REINCORPORATION.

Abandonment

                  The Board of Directors will have the right to abandon the Merger Agreement and take no further action towards reincorporating the Company in Delaware at any time before the Reincorporation becomes effective, even after stockholder approval, if for any reason the Board of Directors determines that it is not advisable to proceed with the Reincorporation, including considering the number of shares for which appraisal rights have been exercised and the cost to the Company thereof.

Comparison of New York and Delaware Corporate Laws

                  If this  Proposal  One is  approved by the holders of at least two-thirds of the Company's outstanding Common Stock, and if the Company reincorporates in Delaware as described above, then the stockholders of the Company will become stockholders of the new Delaware corporation, SoftNet-DE. There are differences between the Business Corporation Law of New York (the "BCL") and the DGCL that will affect the rights of stockholders in certain respects. Some of these differences define the particular provisions a corporation may choose to put into its certificate of incorporation, commonly called the "charter," and other differences may not affect the Company.

                  THE FOLLOWING SUMMARY IS NOT A SUBSTITUTE FOR DIRECT REFERENCE TO THE STATUTES THEMSELVES OR FOR PROFESSIONAL INTERPRETATION OF THEM. STOCKHOLDERS SHOULD CONSULT THEIR PERSONAL LEGAL COUNSEL TO DISCUSS ANY MATTERS RELATING TO THEIR RIGHTS AS STOCKHOLDERS IN CONNECTION WITH THE REINCORPORATION.

         Amendment of Charter

                  Both the BCL and the DGCL allow a board of directors to recommend a charter amendment for approval by stockholders, and a majority of the shares entitled to vote at a stockholders' meeting are normally enough to approve that amendment. Both laws require that a majority of the holders of any particular class of stock must approve the amendment if it would have an adverse effect on the holders of that class. In addition, both laws allow a corporation to require a vote larger than a majority on special types of issues.

         Amendment of By-Laws

                  The by-laws of SoftNet-NY provide, as permitted by the BCL, that the Board of Directors may amend, adopt or repeal the Company's by-laws, subject to the rights of stockholders to alter, amend, or repeal those by-laws made by the Board of Directors except that the Board of Directors shall have no power to alter, amend or repeal a by-law adopted by the stockholders. Under the DGCL, however, the board of directors may amend, adopt or repeal by-laws only if permitted by the charter. Additionally, both the BCL and the DGCL allow stockholders to further amend or repeal by-laws adopted or amended by the board of directors. The charter of SoftNet-DE will specifically permit amendment of the by-laws by the Board of Directors.

         Special Meetings of Stockholders

                  Under both the BCL and the DGCL, the board of directors or anyone authorized in the charter or by-laws may call a special meeting of stockholders. Currently the by-laws of SoftNet-NY allow the Chairman of the Board of Directors, the President or the Board of Directors to call a special meeting. The by-laws further provide that upon written request to the Company by stockholders who hold not less than 66-2/3% of the outstanding shares of capital stock of the Company entitled to vote for the election of directors, the Company shall call a special meeting. The provision in the by-laws of SoftNet-DE will be comparable, except that only 15% of the outstanding shares of the capital stock of the Company entitled to vote for the election of directors will be required to call a special meeting.

         Corporate Action without Stockholders' Meeting

                  The BCL and DGCL differ concerning corporate action by written consent and without a stockholders meeting. Under the BCL, the corporation's charter may permit the holders of at least the minimum number of votes required to authorize such an action to take the action. Otherwise, the consent must be unanimous. The DGCL, on the other hand, permits stockholders to take action by the written consent of at least the minimum number of votes required to act at a stockholders meeting, unless the charter forbids it.

         Inspection of Stockholders List

                  The BCL requires five days' written notice from a stockholder of record to inspect the list of record stockholders for any purpose reasonably related to the person's interest as a stockholder. Under the DGCL, any stockholder may inspect the stockholders list for any purpose reasonably related to the person's interest as a stockholder. In addition, for at least ten days prior to each stockholders meeting, a Delaware corporation must make available for examination a list of stockholders entitled to vote at the meeting.

         Vote Required for Certain Transactions

                  Until February 1998, the BCL required the holders of two-thirds of the outstanding stock of a New York corporation to approve certain mergers, consolidations or sales of all or substantially all the corporation's assets that may occur outside the ordinary course of business. Since February 1998, however, a New York corporation may provide in its charter that the holders of a majority of the outstanding stock may approve such transactions. The Company has not adopted such a charter provision. Under the DGCL, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets without a special provision in the charter, unless the charter provides otherwise. Furthermore, in the case of a merger under the DGCL, stockholders of the surviving corporation do not have to approve the merger at all, unless the charter provides otherwise, if these three conditions are met:

                      No amendment of the surviving corporation's charter is made by the merger agreement; and

                      Each share of the surviving corporation's stock outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and

                      Either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

                  Special vote requirements may apply to certain business combinations with interested stockholders. See the discussion below under the heading "Business Combinations with Interested Stockholders."

         Classification of Directors

                  Both the BCL and the DGCL permit "classified" boards of directors, which means the directors have staggered terms that do not all expire at the same time. The BCL permits as many as four classes, the DGCL permits as many as three. SoftNet-NY currently has one class of directors, and the same will be true for SoftNet-DE.

         Number of Directors

                  Under the BCL, the number of directors may be one or more, and any number may be fixed by the by-laws or by the action of the stockholders or of the board of directors under the specific provisions of the by-laws adopted by the stockholders, and if not so fixed the number of directors shall be one. The number of directors may be increased or decreased by amendment of the by-laws or by action of the stockholders or of the board of directors under the specific provisions of a by-law adopted by the stockholders, subject to certain limitations. Under the DGCL, a corporation may have as few as one director and there is no statutory upper limit on the number of directors. The specific number may be fixed in the by-laws or the charter, but if fixed in the charter, may be changed only by amendment of the charter. If the charter is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the by-laws. The charter of SoftNet-NY provides that the Board of Directors shall determine the size of the Board of Directors; provided, however, that the Board of Directors size may not be less than five members. Currently, there are seven members of the Board of Directors. While the Board of Directors has no current plans to change the number of directors, it may decide to do so in the future.

         Removal of Directors

                  Under the BCL, directors may be removed by the stockholders for cause, or by either the stockholders or the directors if the charter so provides. Furthermore, if the charter or by-laws so provide, directors may be removed without cause by a vote of the stockholders. The Company's by-laws provide that a director may not be removed prior to the expiration of his term except for cause by a vote of the stockholders. Directors under the DGCL would generally be subject to removal with or without cause by a majority of the stockholders, unless the charter provides otherwise. The by-laws of SoftNet-DE will allow for removal of directors for reasons other than cause as provided for in the DGCL.

         Limitation of Directors' Liability

                  Both states permit the limitation of a director's personal liability while acting in his or her official capacity. Under the BCL, a director is not liable to the corporation or to its stockholders for monetary damages if the director has acted in good faith and with the same degree of care that an ordinarily prudent person would exercise in similar circumstances. The DGCL, on the other hand, requires a charter provision in order to limit a director's liability for breach of his or her fiduciary duty to the corporation. The Company's current charter limits liability of directors for any breach of duty to the extent permitted by the Section 402(b) of the BCL, and the charter of SoftNet-DE will likewise limit such liability to the fullest extent permitted by the DGCL.

                  In some cases, directors may be liable despite these limitations. Under the BCL, for example, a director is not immune from liability if he or she violates applicable statutes which expressly make directors liable. The DGCL forbids any limitation of liability if the director breached his or her duty of loyalty to the corporation or its stockholders, or if he or she failed to act in good faith, received an improper personal benefit from the corporation, or authorized a dividend or stock repurchase that was forbidden by the DGCL.

         Indemnification of Directors and Officers, and Insurance

                  With some variations, both the BCL and the DGCL allow a corporation to "indemnify," that is, to make whole, any person who is or was a director, officer, employee or agent of the corporation if that person is held liable for something he or she did or failed to do in an official capacity. Besides covering court judgments, out-of-court settlements, fines and penalties, both laws also allow the corporation to advance certain reasonable expenses the person will incur or to reimburse the person's expenses after he or she incurs them, even if liability is not actually proven. The right to indemnification under both laws does not normally exclude other rights of recovery the indemnified person may have.

                  Additionally, both the BCL and the DGCL permit a corporation to purchase insurance for its directors, officers, employees and agents against some or all of the costs of such indemnification or against liabilities arising from actions and omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities. The BCL, however, restricts the kinds of claims that may be made under insurance purchased by the corporation against these liabilities. For example, there would be no insurance coverage if the person to be indemnified was guilty of deliberate dishonesty and that dishonesty was material to the event that produced the claim, or if the person gained some financial profit or other advantage that he or she was not entitled to.

                  However, neither the BCL nor the DGCL permits indemnification of a director, officer, employee or agent if a court finds the person liable to the corporation itself, unless the court determines otherwise. Furthermore, if the corporation sues the person because of some act or omission, the corporation does not need to indemnify the person unless a court determines the person was not liable. Furthermore, the DGCL generally requires that the person to be indemnified must have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the corporation.

                  If this Proposal One is approved by the Company's Stockholders, the indemnification provisions of the BCL, and not the DGCL, will apply to acts and omissions that occurred before the effective date of the Reincorporation.

         Loans and Guarantees of Obligations for Directors

                  Under the BCL, the holders of a majority of the shares entitled to vote, excluding any shares of the director who is the proposed borrower, are required to approve any loans to, or guarantees of obligations of, a director. Under the DGCL, a board of directors may authorize loans or guarantees of indebtedness to employees and officers, including any employee or officer who is a director.

         Issuance of Rights and Options to Directors, Officers and Employees

                  Under the BCL, the issuance of any stock rights or stock options, as well as plans to issue rights or options, to directors, officers or employees must be approved by a majority of votes cast at a stockholders meeting. The DGCL does not require stockholder approval of such transactions.

         Consideration for Shares

                  Under the BCL, stock certificates cannot be issued until full payment has been made, except for shares purchased under a stock option plan permitting installment payments. Under the DGCL, however, a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. A purchaser of shares under the DGCL may pay an amount equal to or greater than the par value of such shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

         Dividends and Redemption of Stock
                  Subject to its charter provisions, a corporation may generally pay dividends, redeem shares of its stock or make other distributions to stockholders if the corporation is solvent and would not become insolvent because of the dividend, redemption or distribution. The assets applied to such a distribution may not be greater than the corporation's "surplus." The BCL defines surplus as the excess of net assets over stated capital, and allows the board to adjust stated capital. The DGCL defines surplus as the excess of net assets over capital, and allows the board to adjust capital (for shares with par value, the capital need only equal the aggregate par value of such shares). If there is no surplus, the DGCL allows the corporation to apply net profits from the current or preceding fiscal year, or both, unless the corporation's net assets are less than the capital represented by issued and outstanding stock which has a preference on any distribution of assets.

                  Both the BCL and the DGCL permit redemptions only when the corporation has outstanding shares of at least one class of voting stock which is not subject to the redemption.

         Appraisal Rights

                  Generally, "appraisal rights" entitle dissenting stockholders to receive the fair value of their shares in the merger or consolidation of a corporation or in the sale of all or substantially all its assets. The BCL also extends appraisal rights to an exchange of a corporation's shares.

                  The BCL provides that dissenting stockholders have no appraisal rights if their shares are listed on a national securities exchange. If shares are not listed on an exchange, appraisal rights under the BCL allow any stockholder of a New York corporation, with various exceptions, to receive fair value for his or her shares in such transactions. Regardless of listing on an exchange, appraisal rights are available under the BCL in a merger between a parent corporation and its subsidiary where only one of them is a New York corporation, or in a merger between a parent and subsidiary where both are New York corporations and the parent owns at least 90% of the subsidiary. Also, appraisal rights are available to stockholders who are not allowed to vote on a merger or consolidation and whose shares will be canceled or exchanged for cash or other value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the stockholder may have to request the appraisal and follow other required procedures. See the discussion of appraisal rights under the section heading "Rights of Dissenting Stockholders."

                  Similarly, under the DGCL, appraisal rights are not available to a stockholder if the corporation's shares are listed on a national securities exchange or held by more than 2,000 stockholders of record, or if the corporation will be the surviving corporation in a merger which does not require the approval of the surviving corporation's stockholders. However, regardless of listing on an exchange, a dissenting stockholder in a merger or consolidation has appraisal rights under the DGCL if the transaction requires him or her to exchange shares for anything of value other than one or more of the following:

                      Shares of stock of the  surviving  corporation or of a new
                      corporation    which    results   from   the   merger   or
                      consolidation.

                      Shares of another corporation which will be listed on a national securities exchange or held by more than 2,000 stockholders of record after the merger or consolidation occurs.

                      Cash  instead  of  fractional   shares  of  the  surviving
                      corporation or another corporation.

         Business Combinations with Interested Stockholders

                  Provisions in both laws may help to prevent or delay changes of corporate control. In particular, both the BCL and the DGCL restrict or prohibit an interested stockholder from entering into certain types of business combinations unless the board of directors approves the transaction in advance.

                  Under the BCL, an interested stockholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested stockholder, unless the board of directors approved either the business combination or the acquisition of stock by the interested stockholder before the interested stockholder acquired his or her shares. An "interested stockholder" under the BCL is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock. "Business combinations" under the BCL include mergers and consolidations between corporations or with an interested stockholder; sales, leases, mortgages or other dispositions to an interested stockholder of assets with an aggregate market value which either (1) equals 10% or more of the corporation's consolidated assets or outstanding stock, or (2) represents 10% or more of the consolidated earning power or net income of the corporation; issues and transfers of stock with an aggregate market value of at least 5% in relation to the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested stockholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested stockholder; and the receipt by an interested stockholder of benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

                  After the five-year period referred to in the BCL, the law allows such business combinations if either the board of directors or a majority of the outstanding voting stock not owned by the interested stockholder have approved the business combination or the purchase of stock by the interested stockholder before the interested stockholder acquired his or her shares. Business combinations are also permitted when certain statutory "fair price," requirements are met.

                  Section 203 of the DGCL generally prohibits an interested stockholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder. An "interested stockholder" under the DGCL is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock, or who owned at least 15% within the preceding three years, and this definition includes affiliates of the corporation. The prohibited combinations include:

                      Mergers or consolidations.

                      Sales, leases, exchanges or other dispositions of 10% or more of (1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation.

                      Issuances or transfers by the corporation of its stock that would increase the proportionate share of stock owned by the interested stockholder.

                      Receipt by the interested stockholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation.

                      Any other  transaction,  with  certain  exceptions,   that
                      increases the proportionate share of the stock owned by the interested stockholder.

                  A Delaware corporation may choose not to be subject to Section
203. The Company has chosen, however, to accept the protections of Section 203, and therefore the charter of SoftNet-DE will not waive those protections. Nevertheless, Section 203 will not apply in the following cases:

                      If, before the stockholder became an interested stockholder, the board of directors approved the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.

                      If,   after  the    transaction   that   resulted  in  the
                      stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules.

                      If, on or after the time the interested stockholder became an interested stockholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder also ratified the business combination at a stockholders, meeting.

Material Changes in the SoftNet-DE Charter and By-Laws from the SoftNet-NY Charter and By-Laws

                  The SoftNet-DE charter and by-laws will be in effect and will govern the rights of stockholders in the event this Proposal One is approved and the merger of SoftNet-NY into SoftNet-DE takes place. The SoftNet-DE charter is substantially similar to the SoftNet-NY charter. Except for the provisions relating to indemnification and limitation of liability, authorized stock, stockholders' ability to present proposals at stockholder meetings and nominate directors, stockholders' ability to call special meetings, cumulative voting, and the ability to remove directors, the differences between the two are primarily as a result of differences between the BCL and the DGCL as discussed above. Set forth below is a summary of the material changes in the SoftNet-DE charter and by-laws from the current SoftNet-NY charter and by-laws. The by-laws of SoftNet-DE and SoftNet-NY are substantially similar except that the by-laws of SoftNet-DE reflect the DGCL and the provisions of the SoftNet-DE charter, as well as certain administrative differences described below. The following summary does not purport to be a complete statement of such changes or of the SoftNet-DE charter and by-laws and is qualified in its entirety by reference to such charter and by-laws documents. Copies of the charter and by-laws of SoftNet-NY are available for inspection at the principal office of SoftNet-NY and copies will be sent to stockholders upon request.

         Indemnification and Limitation of Liability

                  The SoftNet-DE charter and by-laws provide for indemnification of directors and officers (including provisions authorizing the advancement of expenses incurred in connection with certain applicable proceedings) to the fullest extent permitted by the DGCL.

                  Provisions relating to indemnification of directors and officers of SoftNet-NY are included in SoftNet-NY's by-laws rather than in the SoftNet-NY charter. Such provisions provide for indemnification of directors and officers in certain situations.

                  The SoftNet-DE by-laws expressly authorize the Company to purchase and maintain directors and officers liability insurance to insure against liabilities or losses incurred in such capacities whether or not the corporation would have the power to indemnify the individual under the DGCL. There are similar provisions in the SoftNet-NY by-laws.

                  Furthermore, the SoftNet-DE charter provides that a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by Delaware Law. This provision in the SoftNet-DE charter is intended to afford directors additional protection and limit their potential liability from suits alleging a breach of the duty of care by a director. As a result of the inclusion of such a provision, stockholders may be unable to recover monetary damages against directors for actions taken by them that constitute negligence or that are otherwise in violation of their duty of care, although it may be possible to obtain injunctive or other equitable relief with respect to such actions. If equitable remedies are found not to be available to stockholders in any particular situation, stockholders may not have an effective remedy against a director in connection with such conduct.

                  In general, the purpose of the changes in the SoftNet-DE charter is to provide indemnification and exculpation provisions that are customary in modern charter documents of Delaware corporations (particularly in charter documents of major, public corporations that have incorporated in Delaware).

         Changes in Authorized Capital Stock

                  The SoftNet-NY charter authorizes the Company to issue Twenty-Five Million (25,000,000) common shares, having a par value of $0.01 per share, and Four Million (4,000,000) preferred shares, having a par value of $0.10 per share.

                  The SoftNet-DE charter authorizes SoftNet-DE to issue One Hundred Million (100,000,000) common shares, having a par value of $0.01 per share, and Four Million (4,000,000) preferred shares, having a par value of $0.10 per share.

                  Paragraph Third of the SoftNet-NY charter now provides that the Company has the authority to issue two classes of stock, consisting of 25,000,000 shares of Common Stock and 4,000,000 shares of Preferred Stock. Subject to approval of Proposal Two by the stockholders, the SoftNet-DE charter will authorize 100,000,000 shares of common stock and 4,000,000 shares of preferred stock, with no change in the voting powers, qualifications, rights and privileges of such shares. If Proposal Two is not approved by the stockholders, SoftNet-De's charter will authorize 25,000,000 shares f Common Stock and 4,000,000 shares of Preferred Stock. All classes of preferred stock authorized in the SoftNet-DE charter will continue to be equal to each other with respect to voting rights, liquidation rights and dividend rights. The increase in the number of shares of authorized common stock will give the Company better flexibility to engage in certain transactions. See Proposal Two.

         Stockholder Proposals and Nominating Directors

                  The SoftNet-NY by-laws require that, to be effective, stockholders provide to the Company written nominations of directors at least 45 days in advance of the annual meeting of stockholders, or other meeting where the election of directors is scheduled to occur, and is silent as to stockholder presentation of proposals to be considered at annual or special meetings of stockholders. The SoftNet-DE charter requires stockholders to provide to the Company written nominations of directors and proposals to be considered at meetings of shareholders at least 60 days in advance of the proposed record date of such meeting.

         Stockholder Ability to call Special Meetings

                  The SoftNet-NY by-laws permit the Chairman of the Board of Directors, the President or the Board of Directors to call special meetings of shareholders. In addition, the SoftNet-NY by-laws require the Secretary to call a special meeting of shareholders upon a written request setting forth the purpose of such meeting of not less than 66 2/3% of the outstanding shares of the Company entitled to vote for the election of directors. The SoftNet-DE by-laws will contain similar provisions, except that the Secretary will be required to call a special meeting of shareholders upon written request of not less than 15% of the outstanding shares of Common Stock. Such request must be made to the Board of Directors at least 60 days prior to the proposed record date of such special meeting.
         Cumulative Voting

                  The SoftNet-NY charter provides for cumulative voting in the election of directors. Cumulative voting allows a stockholder to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such shareholder, or may distribute such votes among as many candidates as the shareholder chooses. In this way, a shareholder with a sufficient minority stake can elect a director. The SoftNet-DE charter does not provide for cumulative voting.

         Ability to Remove Directors

                  The SoftNet-NY  charter  permits removal of directors only for
cause.  The  SoftNet-DE   charter  will  not  contain  such  a  provision,   and
shareholders will be able to remove directors for reasons other than cause.

         Other Changes to Reflect Technical Differences Between Delaware Law and New York Law

                  In addition to the changes described above, certain technical changes have been made in the SoftNet-DE charter and by-laws from the SoftNet-NY charter and by-laws to reflect differences between the DGCL and the BCL. Such technical changes include: designation of a registered office and registered agent in the State of Delaware; changes in the minimum and maximum number of days applicable for giving notice of meetings and for setting record dates; and changing references in the by-laws to place or to applicable law from New York to Delaware.

Rights of Dissenting Stockholders

                  Section 910 of the BCL sets forth the rights of stockholders of the Company who object to the Merger. Any stockholder of the Company who does not vote in favor of this Proposal One or who duly revokes his or her vote in favor of the transaction may, if the Merger is consummated, have the right to seek to obtain payment in cash of the fair value of his shares by strictly complying with the requirements of Section 623 of the New York BCL ("Section 623").

                  The dissenting stockholder must file with the Company before the taking of the vote on this Proposal One a written objection including statement of election to dissent, such stockholder's name and residence address, the number and classes of shares of stock as to which dissent is made (which number may not be less than all of the shares as to which such stockholder has a right to dissent) and a demand for payment of the fair value of such shares if the Merger is consummated. Any such written objection should be addressed to:
SoftNet Systems Inc., 520 Logue Avenue,  Mountain View,  California.  Attention:
Steven M. Harris, Secretary.

                  Within ten days after the vote of stockholders authorizing this Proposal One, the Company must give written notice of such authorization to each such dissenting stockholder. Within twenty days after the giving of such notice, any stockholder to whom the Company failed to give notice of the Special Meeting who elects to dissent from the Merger must file with the Company a written notice of such election, stating such stockholder's name and residence address, the number and classes of shares of stock as to which dissent is made (which number may not be less than all of the shares as to which such stockholder has a right to dissent) and a demand for payment of the fair value of such shares if the Merger is consummated.

                  At the time of filing the notice of election to dissent or within one month thereafter, dissenting stockholders must submit certificates representing the applicable shares to the Company or its transfer agent, ChaseMellon Shareholder Services for notation thereon of the election to dissent, after which such certificates will be returned to the stockholder. Any stockholder who fails to submit his or her share certificates for such notation shall, at the option of the Company exercised by written notice to the stockholder within 45 days from the date of filing of the notice of election to dissent, lose such stockholder's appraisal rights unless a court, for good cause shown, shall otherwise direct.

                  Within 15 days after the expiration of the period within which stockholders may file their notices of election to dissent, or within 15 days after consummation of the Merger, whichever is later (but not later than ninety days after the stockholders, vote authorizing the Merger), the Company must make a written offer (which, if the Merger has not been consummated, may be conditioned upon such consummation) to each stockholder who has filed such notice of election to pay for the shares at a specified price which the Company considers to be their fair value. If the Company and the dissenting stockholder are unable to agree as to such value, Section 623 provides for judicial determination of fair value. In the event of such a disagreement, a proceeding shall be commenced by the Company in the Supreme Court of the State of New York, County of New York, or by the dissenting stockholder if the Company fails to commence the proceeding within the time period required by Section 623 of the BCL. The Company intends to commence such a proceeding in the event of such a disagreement.

                  A negative vote on this Proposal One does not constitute a "written objection" filed by an objecting stockholder. Failure by a stockholder to vote against this Proposal One will not, however, constitute a waiver of rights under Section 623 provided that a written objection has been properly filed and such stockholder has not voted in favor of this Proposal One.

                  The foregoing does not purport to be a complete statement of the provisions of Section 623 and is qualified in its entirety by reference to said Section, a copy of which is attached in full as Appendix B. Each stockholder intending to exercise dissenter's rights should review Appendix B carefully and consult such stockholder's counsel for a more complete and definitive statement of the rights of a dissenting stockholder and the proper procedure to follow to exercise such rights.

                  Because this Proposal One does not involve any change in the nature of the Company's business, but only involves technical corporate matters such as the Reincorporation, the Merger and the charter amendments described herein, management hopes that no stockholder will exercise a dissenter's right. Under the Merger Agreement, the Board of Directors may abandon the Merger, even after stockholder approval, if for any reason the Board of Directors determines that it is inadvisable to proceed with the Merger, including considering the number of shares for which appraisal rights have been exercised and the cost to the Company hereof.

Vote Required for Approval of this Proposal One

                  Approval of this Proposal One will require the affirmative vote of two-thirds of the outstanding shares of SoftNet-NY Common Stock entitled to vote thereon at the Special Meeting. As of the Record Date, the current Directors and officers of the Company have the right to vote ___________ shares, representing ____% of the outstanding Common Stock, and have advised the Company that their present intent is to vote in favor of the proposal to reincorporate in Delaware. Proxies solicited by the Board of Directors will be voted FOR this Proposal One, unless a shareholder specifies otherwise.

Recommendation of the Board of Directors

                  THE BOARD OF DIRECTORS DEEMS PROPOSAL ONE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE MERGER AGREEMENT TO EFFECT THE REINCORPORATION IN DELAWARE.

                                  PROPOSAL TWO

                           APPROVAL OF AN INCREASE OF
                          THE AUTHORIZED CAPITAL SHARES

                  The current authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, $.01 par value, of which ___________ shares of Common Stock were issued and outstanding as of the Record Date. The Board of Directors, on October 6, 1998, adopted a resolution to increase the authorized number of shares of Common Stock from 25,000,000 to 100,000,000. The proposed increase would change the Company's capitalization and requires approval of the stockholders.

                  Holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company and to ratably receive dividends, if any, as may be declared from time to time by the Board of Directors from funds legally available therefor. Upon liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share ratably in any assets available for distribution to stockholders after payment of all obligations of the Company.

                  If the proposed amendment is approved, all or any part of the authorized but unissued shares of Common Stock may thereafter be issued without further approval from the stockholders, except as may be required by law or the policies of any stock exchange or stock market on which the shares of stock of the Company may be listed or quoted, for such purposes and on such terms as the Board of Directors may determine. Holders of the capital stock of the Company do not have any preemptive rights to subscribe for the purchase of any shares of Common Stock, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership.

                  The proposed amendment will not affect the rights of existing holders of Common Stock except to the extent that further issuances of Common Stock will reduce each existing stockholder's proportionate ownership.

                  The Board of Directors has determined that it would be appropriate for the Company to increase the number of its authorized shares of Common Stock in order to have additional shares available for possible future acquisition or financing transactions and other issuances. The Board of
Directors believes that the complexity of customary financing, employment and acquisition transactions requires that the Directors be able to respond promptly and effectively to opportunities that involve the issuance of shares of Common Stock. For example, if this Proposal Two is approved, the Company will have the flexibility to authorize stock splits and stock dividends and to enter into joint ventures and corporate financings involving the issuance of shares of Common Stock. The Company has no present agreements, understandings or arrangements regarding transactions expected to require issuance of the additional shares of Common Stock that would be authorized by the proposed amendment. However, the industry in which the Company is operating is changing rapidly, and the Company is continuously evaluating potential strategic relationships.

                  The flexibility of the Board of Directors to issue additional shares of Common Stock could enhance the Board of Directors' ability to negotiate on behalf of stockholders in a takeover situation. Although it is not the purpose of the proposed amendment, the authorized but unissued shares of Common Stock also could be used by the Board of Directors to discourage, delay or make more difficult a change in control of the Company. For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid. The issuance of additional shares of Common Stock might serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding shares. The Board of Directors is not aware of any pending or proposed effort to acquire control of the Company.

                  If this Proposal Two (Approval to Increase the Authorized Capital Shares) is adopted by the Company's stockholders, it will become effective on either of (i) the date the merger contemplated by Proposal One herein (Reincorporation of the Company in Delaware) is effected if Proposal One is approved by the Company's stockholders, or (ii) on the date a certificate of amendment is filed to amend SoftNet-NY's Certificate of Incorporation in New York, if proposal one is not approved by the Company's stockholders.

                  Approval of this Proposal Two requires the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock entitled for vote at the Special Meeting.

Recommendation of the Board of Directors

                  THE BOARD OF DIRECTORS DEEMS PROPOSAL TWO TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE INCREASE OF THE AUTHORIZED CAPITAL SHARES.

                                 PROPOSAL THREE

                    APPROVAL OF THE LISTING OF THE COMPANY'S
                     COMMON STOCK ON THE NASDAQ STOCK MARKET


                  The Common Stock is currently listed on the AMEX. The Board of Directors, on October 6, 1998, adopted a resolution to apply for listing of the Common Stock over NASDAQ. The Company believes that shareholders would be better served if the Common Stock traded over NASDAQ because the Common Stock of the majority of leading-edge high technology growth companies, including the Company's competitors, are included for trading over NASDAQ. The Company believes such change will increase the Company's visibility and make it easier for analysts and casual observers of the Company to follow the Common Stock.

                  Both AMEX and NASDAQ require companies to comply with certain corporate governance standards to maintain listing, which are substantially similar. The proposed listing of the Common Stock on NASDAQ will not affect the rights of existing holders of Common Stock.

                  Approval of this Proposal Three by the Stockholders is not required by New York or Delaware law. However, the Board of Directors believes it is appropriate to obtain stockholder approval. Therefore, it is seeking approval by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present by person or proxy and voting on this Proposal.

Recommendation of the Board of Directors

                  THE BOARD OF DIRECTORS DEEMS PROPOSAL THREE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE LISTING OF THE COMMON STOCK ON NASDAQ.

                                  PROPOSAL FOUR

                        APPROVAL OF ADOPTION OF THE 1998
                              STOCK INCENTIVE PLAN


                  The Company's stockholders are being asked to approve the adoption of the Company's new 1998 Stock Incentive Plan (the "1998 Plan") under which ________________ shares of the Company's Common Stock have been reserved for issuance. The Board of Directors adopted the 1998 Plan on October 6, 1998 (the "Effective Date"), subject to stockholder approval. The 1998 Plan is intended to serve as a comprehensive equity incentive program for the Company's officers, employees, and non-employee Board members that will encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

                  Upon stockholder approval of this Proposal, all outstanding options under the Company's 1995 Long Term Incentive Plan (the "1995 Plan") will be incorporated into the 1998 Plan, and no further option grants or stock issuances will be made under the 1995 Plan. The incorporated options will continue to be governed by their existing terms, unless the Stock Option Committee as administrator of the 1998 Plan elects to extend one or more features of the 1998 Plan to those options.

                  The following is a summary of the principal features of the 1998 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1998 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company at 520 Logue Avenue, Mountain View, California 94303,
Attn: Mr. Steven M. Harris, Secretary.

Equity Incentive Programs

                  The 1998 Plan consists of five (5) separate equity incentive programs: (i) the Discretionary Option Grant Program, (ii) the Stock Issuance Program, (iii) the Salary Investment Option Grant Program, (iv) the Automatic Option Grant Program and (v) the Director Fee Option Grant Program. The principal features of each program are described below. The Stock Option Committee will have the exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to option grants and stock issuances to the Company's executive officers and non-employee Board members. Both the Stock Option Committee and the full Board will each have separate but concurrent authority to make option grants and stock issuances under those programs to all other eligible individuals. The Stock Option Committee will also have complete discretion to select the individuals who are to participate in the Salary Investment Option Grant Program, but all grants made to the selected individuals will be governed by the express terms of that program.

                  The term Plan Administrator, as used in this summary, will mean either the Stock Option Committee or the Board, to the extent each such entity is acting within the scope of its administrative jurisdiction under the 1998 Plan. However, neither the Stock Option Committee nor the Board will exercise any administrative discretion under the Automatic Option Grant or Director Fee Option Grant Program for the non-employee Board members. All grants under those latter programs will be made in strict compliance with the express provisions of each such program.

Share Reserve

                  A total of ______________shares of Common Stock have been authorized for issuance over the term of the 1998 Plan. Such share reserve consists of (i) the number of shares subject to outstanding options to be incorporated from the 1995 Plan and (ii) an additional increase of approximately 1,500,000 shares. [In addition, the number of shares of Common Stock reserved for issuance under the 1998 Plan will automatically be increased on the first trading day of each calendar year, beginning in calendar year 2000, by an amount equal to _______ percent (____%) of the total number of shares of Common Stock outstanding on the last trading day of the preceding calendar year, but in no event will any such annual increase exceed ____________ shares, subject to adjustment for subsequent stock splits, stock dividends and similar transactions.]

                  No participant in the 1998 Plan may receive option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions.. Stockholder approval of this Proposal will also constitute approval of the 500,000-share limitation for purposes of Internal Revenue Code
Section 162(m).

                  The shares of Common Stock issuable under the 1998 Plan may be drawn from shares of the Company's authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market.

                  Shares subject to any outstanding options under the 1998 Plan (including options incorporated from the predecessor 1995 Plan) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 1998 Plan and subsequently repurchased by the Company pursuant to its repurchase rights under the 1998 Plan will also be available for subsequent issuance.

Eligibility

                  Employees, non-employee Board members and independent consultants in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. The Company's executive officers and other highly paid employees will also be eligible to participate in the Salary Investment Option Grant Program, and non-employee members of the Board will also be eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

                  As of October 15, 1998, five executive officers, five non-employee Board members and approximately 250 other employees and consultants were eligible to participate in the Discretionary Option Grant and Stock
Issuance Programs. The five executive officers and approximately 250 other individuals were eligible to participate in the Salary Investment Option Grant
Program, and the five non-employee Board members were also eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

Valuation

                  The fair market value per share of Common Stock on any relevant date under the 1998 Plan is currently deemed to be equal to the closing selling price per share on that date on the AMEX. However, if the stockholders approve Proposal Three under which they are being asked to approve the trading of the Common Stock over NASDAQ, then upon the commencement of trading over NASDAQ, the fair market value per share of Common Stock on any relevant date under the 1998 Plan will be deemed equal to the closing price per share on that date on NASDAQ. On _____________, 1998 the closing selling price per share on AMEX was $ .

Discretionary Option Grant Program

                  The options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options. Each granted option will have an exercise price per share not less than one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date, and no granted option will have a term in excess of ten (10) years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date.

                  Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

                  The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

                  Tandem stock appreciation rights which provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

                  Limited stock appreciation rights which may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may (whether or not the option is at the time exercisable for vested shares) be surrendered to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting securities. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the tender offer price paid per share over (b) the exercise price payable per share under such option.

                  The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

Salary Investment Option Grant Program

                  The Plan Administrator will have complete discretion in implementing the Salary Investment Option Grant Program for one or more calendar years and in selecting the executive officers and other eligible individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Plan Administrator an irrevocable authorization directing the Company to reduce his or her base salary for the upcoming calendar year by a specified dollar amount not less than $10,000 nor more than $50,000 and apply that amount to the acquisition of a special option grant under the program.

                  If such election is approved by the Plan Administrator, the individual will automatically be granted, on the first trading day in January of the calendar year for which that salary reduction is to be in effect, a non-statutory option to purchase that number of shares of Common Stock determined by dividing the amount of the authorized salary reduction by two-thirds of the fair market value per share of Common Stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the salary reduction amount. The option will become exercisable in a series of twelve (12) equal monthly installments over the calendar year for which the salary investment is to be in effect and will become exercisable in full on an accelerated basis upon certain changes in the ownership or control of the Company. Each option will remain exercisable for any vested shares subject to the option until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the end of the three (3)-year period measured from the date of the optionee's cessation of service.

Stock Issuance Program

                  Shares may be issued under the Stock Issuance Program for such valid consideration under the Delaware General Corporation Law as the Plan Administrator deems appropriate, provided the value of such consideration is not less than the fair market value of the issued shares on the date of issuance. Shares may also be issued solely as a bonus for past services.

                  The shares issued as a bonus for past services will be fully vested upon issuance. All other shares issued under the program will be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will have the sole and exclusive authority, exercisable upon a participant's termination of service, to vest any or all unvested shares of Common Stock at the time held by that participant, to the extent the Plan Administrator determines that such vesting provides an appropriate severance benefit under the circumstances.

Automatic Option Grant Program

                  Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member on or after the Effective Date, whether through election by the stockholders or appointment by the Board, will receive, at the time of such initial election or appointment, an automatic option grant for ______ shares of Common Stock, provided such individual was not previously in the Company's employ. In addition, at each annual stockholders meeting, beginning with the 1999 Annual Meeting, each individual who is member who is to continue to serve as a non-employee Board member will automatically be granted at that meeting an option to purchase _____ shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such _____ share options that any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously served in the Company's employ will be fully eligible for one or more _____-share option grants over their period of Board service. Stockholder approval of this Proposal will also constitute approval of each option grant made pursuant to the provisions of the Automatic Option Grant Program and the subsequent exercise of that option in accordance with the terms of such program.

                  Each option under the Automatic Option Grant Program will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the grant date. The option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial ______-share option will vest (and the Company's repurchase rights will lapse) in three successive equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one year of Board service measured from the option grant date. The shares subject to each annual _____-share option will vest upon the optionee's completion of one year of Board service measured from the grant date.

                  The shares subject to each outstanding automatic option grant will immediately vest should the optionee die or become permanently disabled while a Board member or should any of the following events occur while the optionee continues in Board service: (i) an acquisition of the Company by merger or asset sale or (ii) the successful completion of a hostile tender offer for more than fifty percent (50%) of the outstanding voting securities or a change in the majority of the Board occasioned by one or more contested elections for Board membership. Each automatic option grant held by an optionee upon his or her termination of Board service will remain exercisable, for any or all of the option shares in which the optionee is vested at the time of such termination, for up to a twelve (12)-month period following such termination date.

                  Each option granted under the program will have a limited stock appreciation right which will allow the optionee to surrender that option to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting securities. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the tender offer price paid per share over (b) the exercise price payable per share under such option. Stockholder approval of this Proposal will also constitute pre-approval of the grant of each such limited stock appreciation right and the subsequent exercise of that right in accordance with the foregoing provisions.

Director Fee Option Grant Program

                  For each calendar year that the Director Fee Option Grant Program is in effect, as determined by the Plan Administrator, each non-employee Board member may elect to apply all or a portion of his or her annual retainer fee otherwise payable in cash that year (currently $1,000 for directors and $2,500 for the Chairman) to the acquisition of a special option grant under the Director Fee Option Grant Program. The election must be made prior to the start of the calendar year for which such election will be in effect, and the grant will automatically be made on the first trading day in January following the filing of such election. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of option shares will be determined by dividing the dollar amount of the retainer fee subject to the election by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee subject to the non-employee Board member's election. Stockholder approval of this Proposal will also constitute approval of each option grant made pursuant to the provisions of the Director Fee Option Grant Program and the subsequent exercise of that option in accordance with the terms of such program.

                  Each option granted under the program will become exercisable for the option shares in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each month of Board service during the calendar year of the option grant. In the event the optionee ceases Board service for any reason (other than death or permanent disability), the option will immediately terminate with respect to any option shares for which the option is not otherwise at that time exercisable. Should the optionee's service as a Board member ceases by reason of death or permanent disability, then the option will immediately become exercisable for all the shares of Common Stock subject to the option. Each option may be exercised, for any or all of the shares for which that option is at the time exercisable, until the earlier of
(i) the expiration of the ten (10)-year option term or (ii) the end of the three
(3)-year period measured from the date of the optionee's cessation of Board service.

                  Each option granted under the program will have a limited stock appreciation right which will allow the optionee to surrender that option to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting securities. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the tender offer price paid per share over (b) the exercise price payable per share under such option. Stockholder approval of this Proposal will also constitute pre-approval of the grant of each such limited stock appreciation right and the subsequent exercise of that right in accordance with the foregoing provisions.

Stock Awards

                  The table below shows, as to Company's Chief Executive Officer ("CEO"), the four most highly compensated executive officers of the Company other than the CEO (with base salary and bonus for the past fiscal year in excess of $100,000) and the other individuals and groups indicated, the number of shares of Common Stock subject to options granted under the 1998 Plan and the predecessor 1995 Plan between January 1, 1997 and October __, 1998, together with the weighted average exercise price payable per share. The Company has not made any direct stock issuances or granted any SARs to date under either the 1998 Plan or the 1995 Plan.

                                                OPTION TRANSACTIONS

                                                                     WEIGHTED
                                                                      AVERAGE
                                                NUMBER OF SHARES      EXERCISE
                                                   UNDERLYING        PRICE PER
              NAME AND POSITION                 OPTIONS GRANTED        SHARE
--------------------------------------------   -----------------   ------------

Dr. Lawrence B.  Brilliant..................
  President and Chief Executive Officer
Garrett J.  Girvan..........................
  Chief Operating Officer and
  Chief Financial Officer
Steven M. Harris............................
  Vice president and Secretary
Ian B.  Aaron...............................
  Vice President and
  President, MediaCity World, Inc.
Donna Cangelosi.............................
  President, Micrographic
  Technology Corporation
All current executive officers as a group...
All current non-employee directors as a
group (five)................................
All employees, including current officers
who are not executive officers, as a
group (250).................................

                  As of [October 12], 1998 [1,325,767] shares of Common Stock were subject to outstanding options under the 1995 Plan, no shares remained available for future option grant and [149,332] shares have been issued in connection with option exercises. As of [____________], 1998 [___________] shares of Common Stock were subject to outstanding options under the 1998 Plan, and no shares had been issued under the 1998 Plan.

                  The Company also maintains the Employee Stock Option Plan (the "Employee Option Plan") under which 40,000 shares of Common Stock have been reserved for issuance to employees of the Company's Document Management Division. As of [October __, 1998], options covering [19,358] shares of Common Stock were outstanding under the Employee Option Plan, no shares remained available for future option grant, and [3,208] shares have been issued under the Employee Option Plan pursuant to option exercises.

New Plan Benefits

                  The following  table lists,  as of October  ______,  1998, the number of shares subject to options granted to the CEO, the four most highly compensated executive officers of the Company other than the CEO (with base salary and bonus for the last fiscal year in excess of $100,000) and the other groups indicated which will not become exercisable unless the stockholders approve this Proposal. Such options were initially granted under the 1995 Plan but are to be incorporated into the 1998 Plan upon stockholder approval of this Proposal. In the event that the stockholders do not approve the adoption of the 1998 Plan, the following options will terminate without ever becoming exercisable for the option shares.

                                             1998 STOCK INCENTIVE PLAN


                                                                     WEIGHTED
                                                                      AVERAGE
                                                    NUMBER           EXERCISE
              NAME AND POSITION                  OPTIONS SHARE         PRICE
--------------------------------------------   -----------------   ------------


Dr. Lawrence B.  Brilliant..................
  President and Chief Executive
  Officer
Garrett J.  Girvan..........................
  Chief Operating Officer and
  Chief Financial Officer
Steven M. Harris............................
  Vice president and Secretary
Ian B.  Aaron...............................
  Vice President and
  President, MediaCity World, Inc.
Donna Cangelosi.............................
  President, Micrographic
  Technology Corporation
All current executive officers as a group
(five)......................................
All current non-employee directors as a
group (five)................................
All employees, including current officers
who are not executive officers, as a
group (250).................................


                  Each such option granted under the 1995 Plan has an exercise prices per share equal to the fair market value of the Common Stock on the grant date and no option has a term in excess of ten years measured from the grant date. The option generally becomes exercisable in a series of installments over the optionee's period of service with the Company. Upon an acquisition of the

Company pursuant to a merger or asset sale, the option will, at the discretion of the Stock Option Committee, either be assumed by any successor entity, with or without accelerated vesting of the option shares, or terminate upon the acquisition following a thirty (30)-day period during which the option will be exercisable in full on an accelerated basis.

General Provisions

         Acceleration

                  In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program will automatically accelerate in full, unless assumed by the successor corporation or replaced with a cash incentive program which preserves the spread existing on the unvested option shares (the excess of the fair market value of those shares over the option exercise price payable for such shares) and provides for subsequent payout in accordance with the same vesting schedule in effect for the option. In addition, all unvested shares outstanding under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all the option shares in the event those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity terminates within a designated period following such acquisition. The vesting of outstanding shares under the Stock Issuance Program may also be structured to accelerate upon similar terms and conditions.

                  The Plan Administrator will also have the authority to grant options which will immediately vest upon an acquisition of the Company, whether or not those options are assumed by the successor corporation. The Plan Administrator is also authorized under the Discretionary Option Grant and Stock Issuance Programs to grant options and to structure repurchase rights so that the shares subject to those options or repurchase rights will immediately vest in connection with a change in control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or a change in the majority of the Board by reason of one or more contested elections for Board membership), with such vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service within a designated period (not to exceed eighteen months) following such change in control.

                  Each option outstanding under the Salary Investment Option Grant, Automatic Option Grant and Director Fee Option Grant Programs will also automatically accelerate in the event the Company should be acquired or other change in control of the Company occur.

                  The outstanding options under the 1995 Plan which are to be incorporated into the 1998 Plan will, at the discretion of the Stock Option Committee, either be assumed by the successor entity in any acquisition of the Company, with or without accelerated vesting of the option shares, or terminate upon the acquisition following a thirty (30)-day period during which the option will be exercisable in full on an accelerated basis. In addition, the Plan Administrator will have the discretion to extend one or more of the vesting acceleration provisions of the 1998 Plan to those options.

                  The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

         Financial Assistance

                  The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 1998 Plan. The Plan Administrator will determine the terms of any such assistance. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

         Changes in Capitalization

                  In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1998 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1998 Plan per calendar year, (iii) the maximum number and/or class of securities which may be issued under the 1998 Plan, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

         Amendment and Termination

                  The Board may amend or modify the 1998 Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the 1998 Plan at any time, and the 1998 Plan will in all events terminate on October 6, 2008.

Federal Income Tax Consequences

         Option Grants

                  Options granted under the 1998 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

                  Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one
(1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

                  If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of
(i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

                  Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

                  If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

                  The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

         Stock Appreciation Rights

                  No taxable income is recognized upon receipt of an SAR. The holder will recognize ordinary income, in the year in which the SAR is exercised, in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

                  The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of an SAR. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

         Direct Stock Issuances

                  The tax principles applicable to direct stock issuances under the 1998 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

                  The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

                  Under current accounting principles, neither the grant nor the exercise of options granted under the 1998 Plan with exercise prices equal to the fair market value of the option shares on the grant date will result in any charge to the Company's reported earnings. However, the Company must disclose, in footnotes and pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as a compensation expense. In addition, the number of outstanding options under the 1998 Plan may be a factor in determining the Company's earnings per share on a fully-diluted basis.

                  Should one or more optionees be granted SARs which have no conditions upon exercisability other than an employment requirement, then such rights will result in compensation expense to the Company's earnings over the period such rights remain outstanding.

Stockholder Approval

                  The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the [Special] Meeting is required for approval of the adoption of the 1998 Plan. If such approval is obtained, then all outstanding options under the 1995 Plan will be incorporated into the 1998 Plan, and the 1995 Plan will terminate. Should such stockholder approval not be obtained, then any stock options granted under the 1998 Plan will terminate without ever becoming exercisable for the shares of Common Stock subject to those options, and no further option grants will be made under the 1998 Plan. In addition, the option grants made under the 1995 Plan which are contingent upon their incorporation into the 1998 Plan with its increased share reserve will also terminate prior to their becoming exercisable for any of the option shares. However, the 1995 Plan will remain in effect as last approved by the stockholders, and option grants and direct stock issuances may continue to be made under that Plan until the available share reserve has been issued.

Recommendation of the Board of Directors

                  THE BOARD OF DIRECTORS DEEMS PROPOSAL FOUR TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF SUCH PROPOSAL. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY "FOR" THE APPROVAL OF THE ADOPTION OF THE SOFTNET SYSTEMS, INC. 1998 STOCK INCENTIVE PLAN.

                                  PROPOSAL FIVE

    AUTHORIZATION AND APPROVAL OF THE ISSUANCE OF THE COMMON STOCK UNDERLYING CONVERTIBLE PREFERRED STOCK AND WARRANTS TO PURCHASE COMMON STOCK, WHICH IN THE AGGREGATE WOULD REPRESENT 20% OR MORE OF THE OUTSTANDING SHARES OF COMMON STOCK
   OF THE COMPANY, WHICH APPROVAL IS NECESSARY IN ORDER TO MEET THE CONTINUED LISTING REQUIREMENTS FOR THE COMMON STOCK ON THE AMERICAN STOCK EXCHANGE.


                  THE FOLLOWING CONTAINS SELECTED SUMMARY INFORMATION RELATING TO THE 5% PREFERRED STOCK (AS DEFINED) TRANSACTIONS. CONFORMED COPIES OF THE SECURITIES PURCHASE AGREEMENTS, CERTIFICATE OF INCORPORATION OF THE COMPANY SETTING FORTH THE RIGHTS AND PRIVILEGES OF THE 5% PREFERRED STOCK, AND THE FORM OF WARRANT FOR EACH SERIES OF 5% PREFERRED STOCK (COLLECTIVELY, THE "TRANSACTION DOCUMENTS") ARE BEING FILED WITH THE SEC AS EXHIBITS TO THIS PROXY STATEMENT. THE DESCRIPTION OF THE 5% PREFERRED STOCK TRANSACTIONS IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TRANSACTION DOCUMENTS.

General

                  Since December 31, 1997, the Company has issued, or agreed to issue, four series of its five percent convertible preferred stock denominated Series A Convertible Preferred Stock (the "Series A Preferred Stock"), Series B Convertible Preferred Stock (the "Series B Preferred Stock"), Series C
Convertible Preferred Stock (the "Series C Preferred Stock") and Series D Convertible Preferred Stock (the "Series D Preferred Stock") (collectively, the "5% Preferred Stock"), together with warrants to purchase its Common Stock (the "5% Preferred Warrants").

                  Each series of the 5% Preferred Stock has similar rights and privileges, and each share of the 5% Preferred Stock has a face amount of $1,000. The 5% Preferred Stock is convertible into the number of shares of Common Stock determined by multiplying the face amount of the 5% Preferred Stock by 5% per annum, subtracting any dividends paid thereon, and dividing such difference by the applicable conversion price.

                  On December 31, 1997, the Company issued to RGC International Investors, LDC ("RGC"), 5,000 shares of its Series A Convertible Preferred Stock (the "Series A Preferred Stock") and warrants to purchase 150,000 shares of Common Stock at an exercise price of $7.95 per share (the "Series A Warrants") for an aggregate purchase price of $5,000,000. The conversion price of the Series A Preferred Stock (the "Series A Conversion Price") is the lower of $8.28 and a consecutive two day average market price within a 20-day trading period prior to conversion, subject to adjustment upon certain conditions. As of the Record Date, there were 3,100.78 shares of Series A Preferred Stock outstanding. Based on a Series A Conversion Price of $________, which is the Series A Conversion Price in effect as of the date hereof, the outstanding shares of Series A Preferred Stock would convert into ______ shares of Common Stock, which, together with the Common Stock underlying the Series A Warrants, represents ___% of the outstanding shares of Common Stock, taking into account such conversion and the exercise of the Series A Warrants.

                  On May 29, 1998, the Company issued to RGC and Shoreline Associates I, LLC ("Shoreline"), 10,000 shares of its Series B Convertible
Preferred Stock (the "Series B Preferred Stock") and warrants to purchase 200,000 shares of Common Stock at an exercise price of $13.75 per share (the "Series B Warrants") for an aggregate purchase price of $10,000,000. Prior to

February 28, 1999, the Conversion Price of the Series B Preferred Stock (the "Series B Conversion Price") is $13.20. Thereafter, the Series B Conversion Price will be the lower of $13.20 (subject to an escalation provision pending certain market conditions around such date) and a five day average market price within a 20-day trading period prior to conversion, subject to adjustment upon certain conditions. As of the Record Date, 10,125 shares of Series B Preferred Stock were outstanding. Based on a Series B Conversion Price of $13.20, which is the Series B Conversion Price in effect as of the date hereof, the outstanding shares of Series B Preferred Stock would convert into 767,045 shares of Common Stock, which, together with the Common Stock underlying the Series B Warrants, represents ____% of the outstanding shares of Common Stock, taking into account such conversion and the exercise of the Series B Warrants. Assuming the conversion price mechanism that will applicable after February 28, 1999 was in effect as of the Record Date, the outstanding shares of Series B Preferred Stock would convert into _______ shares of Common Stock, which, together with the Common Stock underlying, the Series B Warrants, represents ___% of the outstanding shares of Common Stock, taking into account such conversion and the exercise of the Series B Warrants.

                  On August 31, 1998, the Company issued to RGC 7,500 shares of its Series C Convertible Preferred Stock (the "Series C Preferred Stock") and warrants to purchase 93,750 shares of Common Stock at an exercise price of $9.375 per share (the "Series C Warrants") for an aggregate purchase price of $7,500,000. Prior to May 31, 1999, the conversion price of the Series C Preferred Stock (the "Series C Conversion Price") is $9.00. Thereafter, the Series C Conversion Price will be the lower of $9.00 (subject to an escalation provision pending certain market conditions around such date) and a five day average market price within a 30-day trading period prior to conversion, subject to adjustment upon certain conditions. As of the Record Date, 7,531.25 shares of Series C Preferred Stock were outstanding. Based on a Series C Conversion Price of $9.00, which is the Series C Conversion Price in effect as of the date hereof, the outstanding shares of Series C Preferred Stock would convert into 836,806 shares of Common Stock, which, together with the Common Stock underlying the Series C Warrants, represents ______% of the outstanding shares of Common Stock, taking into account such conversion and the exercise of the Series C Warrants. Assuming the conversion price mechanism that will applicable after May 31, 1999 was in effect as of the Record Date, the outstanding shares of Series C Preferred Stock would convert into _______ shares of Common Stock, which, together with the Common Stock underlying the Series C Warrants, represents ____% of the outstanding shares of Common Stock, taking into account such conversion and the exercise of the Series C Warrants.

                  Also on August 31, 1998, the Company agreed, subject to certain conditions, including the stockholder approval being solicited hereby, to issue to RGC 7,500 shares of its Series D Convertible Preferred Stock (the "Series D Preferred Stock") and warrants to purchase 93,750 shares of Common Stock (the "Series D Warrants") for an aggregate purchase price of $7,500,000. The conversion price of the Series D Preferred Stock (the "Series D Conversion Price") will initially be a price equal to 120% of the average closing bid price of the Common Stock on the five days prior to the date the Series D Preferred Stock is issued (the "Initial Series D Conversion Price"). On the ninth month anniversary of such issuance, the Series D Conversion Price will be the lower of the Initial Series D Conversion Price (subject to an escalation provision pending certain market conditions around such anniversary) and a five day average market price within a 30-day trading period prior to conversion, subject to adjustment upon certain conditions. Assuming the Series D Preferred Stock was issued as of the Record Date, the Initial Conversion Price would be $___________, and the 7,500 shares of Series D Preferred Stock would convert into _________ shares of Common Stock, which, together with the Common Stock underlying the Series D Warrants, represents ____% of the outstanding shares of Common Stock, taking into account such conversion and the exercise of the Series D Warrants.

                  In the event all shares of the 5% Preferred Stock were converted on the Record Date (and assuming the Series D was issued and converted on the basis set forth above), the 5% Preferred Stock would convert into an aggregate _____________ shares of Common Stock, which, together with the Common Stock underlying the 5% Preferred Warrants, represents _____% of the outstanding shares of Common Stock taking into account such conversion.

AMEX and NASDAQ Voting Requirements

                  The Common Stock is listed on the American Stock Exchange, the market rules of which (the "AMEX Rules") require stockholder approval if the Company issues common stock or securities exercisable for 20% or more of the Company's outstanding shares of Common Stock or voting power at a price that is below the greater of book value or market value per share. The Company intends to list its Common Stock on NASDAQ, which has a similar market rule.

                  Currently, and at the time of their consummation, none of the series of 5% Preferred Stock, individually, would result in the issuance of 20% or more of the Common Stock. However, the floating conversion price mechanism contained in each series of the 5% Preferred Stock could result in 20% or more of the Common Stock being issued on the conversion of any series of the 5% Preferred Stock. In addition, it is likely that the holders of the 5% Preferred Stock would convert their shares only if the conversion price were lower than the market price. To comply with the AMEX Rules, the terms of each series of 5% Preferred Stock prohibit conversions resulting in more than 19.99% of the Common Stock being issued, unless stockholder approval is obtained.

                  In addition, because of the proximity and similarity of the 5% Preferred Stock transactions, it is likely that the Commission would integrate each transaction, and treat each issuance as one offering. If that were the case, the conversion of the 5% Preferred Stock, in the aggregate, would exceed 20% of the Common Stock.

                  Therefore, the stockholders must vote in favor of this Proposal Five in order for the holders of the 5% Preferred Stock to be able to convert their shares of Preferred Stock without restriction.

                  The laws of the State of New York do not require Stockholder Approval of the issuance of the 5% Preferred Stock, the 5% Preferred Warrants, or the Common Stock underlying such securities.

Use of Proceeds

                  Proceeds from the sale of the 5% Preferred Stock and the 5% Preferred Warrants will be used to fund the expenditures incurred in the continuing expansion of the Internet Services Division, particularly the ISP Channel service, and for general corporate purposes.

The 5% Preferred Stock

         Dividends.

                  The Holders of the 5% Preferred Stock are entitled to receive dividends at a rate of 5% per annum, payable quarterly, at the Company's option, in cash or additional shares of the applicable series of 5% Preferred Stock. Unpaid dividends are cumulative. Any accrued and unpaid dividends are payable only in the event of a liquidation, dissolution or winding up of the Company. In addition, the Holders of the Series B Preferred Stock are entitled to receive dividends of 10% per annum in the event they are unable to convert their Series B Preferred Stock because such conversions would result in greater than 19.99% of the Common Stock being issued upon conversion of the Series B, unless Stockholder approval is obtained authorizing such conversions.

         Conversion.

                  Each share of the 5% Preferred Stock is convertible, at the option of the holder, into the number of shares of Common Stock determined by multiplying the face amount of the 5% Preferred Stock being converted by 5% per annum, subtracting any dividends paid thereon, and dividing such difference by the applicable conversion price. The face value of the 5% Preferred Stock is $1,000 per share.

                  The Series A Conversion Price is the lower of $8.28 or a consecutive two day average market price within a 20-day trading period prior to the conversion. Prior to February 28, 1999, the Series B Conversion Price is $13.20. Thereafter, the Series B Conversion Price will be the lower of $13.20 (subject to an escalation provision pending certain market conditions around February 28, 1999) and a five day average market price within a 20-day trading period prior to conversion, subject to adjustment upon certain conditions. Prior to May 31, 1999, the Series C Conversion Price is $9.00. Thereafter, the Series C Conversion Price will be the lower of $9.00 (subject to an escalation provision pending certain market conditions around May 1, 1999) and a five day average market price within a 30-day trading period prior to conversion, subject to adjustment upon certain conditions. Prior to the nine month anniversary of the issuance of the Series D Preferred Stock, the Series D Conversion Price will be the Initial Series D Conversion Price. After such anniversary, the Series D Conversion Price will be the lower of the Initial Series D Conversion Price (subject to an escalation provision pending certain market conditions around the anniversary) and a five day average market price within a 30-day trading period prior to conversion, subject to adjustment upon certain conditions.

                  Pursuant to the Company's Certificate of Incorporation, as amended, the holders of the 5% Preferred Stock may only convert their outstanding 5% Preferred Stock into an aggregate amount of Common Stock that does not exceed 19.99% of the outstanding Common Stock. Any excess shares of Common Stock that are issuable upon conversion of outstanding Series A Convertible Preferred, that exceed this 19.99% limitation, are subject to mandatory redemption at the option of the holder of the Series A Convertible Preferred stock or additional cash payments, unless the Company either obtains stockholder approval for the additional conversions over 20%.

         Voting Rights.

                  Holders of the 5% Preferred Stock do not have voting rights, except for certain protective provisions relating to changes in the rights of holders of the 5% Preferred Stock or otherwise required by law. Consent of a majority in interest of each effected series of the 5% Preferred Stock is required prior to (i) changing the rights or privileges of such series; (ii) creating any new class or series of stock with preferences above or on par with those of such series; (iii) increasing the authorized number of such series;
(iv) any act which would result in a negative tax consequence to the holders of such series pursuant to Section 305 of the Internal Revenue Code.

                  In addition, a majority vote of the holders of the Series B Preferred Stock, Series C Preferred Stock, or Series D Preferred Stock, to the extent such series is effected, is required to alter or change the rights, preferences or privileges of any capital stock of the Company so as to effect adversely such series. A majority vote by each of the Series C Preferred Stock and the Series D Preferred Stock is required to change the par value of the Common Stock.

         Priority.

                  Each series of the 5% Preferred Stock is pari passu with each other series of 5% Preferred Stock, and ranks senior to the Common Stock as to dividends, distributions and distribution of assets upon liquidation, dissolution or winding up of the Company.

         Liquidation.

                  In the event of any liquidation, dissolution or winding up of the Company, holders of the 5% Preferred Stock will be entitled to be paid out of the assets of the Company legally available for distribution to its stockholders, an amount equal to the liquidation value per share of the 5% Preferred Stock, but only after and subject to the payment in full of all amounts required to be distributed to the holders of any other capital stock of the Company ranking in liquidations senior to such 5% Preferred Stock, but before any payment shall be made to the holders of the Common Stock. Certain mergers or consolidations of the Company into or with another corporation or the sale of all or substantially all of the assets of the Company may be deemed to be a liquidation of the Company triggering the rights of the holders of the 5% Preferred Stock.

         Redemption.

                  Each series of the 5% Preferred Stock is subject to redemption upon certain circumstances, including the Company's (i) failure to convert the 5% Preferred Stock when required and in the proper manner, (ii) lapse of effectiveness of the registration statement covering the Common Stock underlying the 5% Preferred Stock, and (iii) suspension of the Common Stock from trading on the AMEX or New York Stock Exchange or NASDAQ. In addition, the Series A Preferred Stock is subject to redemption in the event the Company becomes insolvent, makes an assignment for the benefit of creditors or breaches the stock purchase agreement pursuant to which the Series A Convertible Preferred was issued; the Series B Preferred Stock is subject to redemption in the event the Company breaches the registration rights agreement pursuant to which the Common Stock underlying the Series B Preferred Stock was registered with the Commission; and the Series C (and Series D if issued) is subject to redemption in the event the Company breaches the stock purchase agreement pursuant to which the Series C Preferred Stock was issued or the registration rights agreement pursuant to which the Common Stock underlying the Series C Preferred Stock was registered with the Commission.

                  The Company shall have the right to redeem the Series A Preferred Stock on or after December 31, 1998 at a price equal to the greater of 130% of its face value or the market price of the Common Stock multiplied by the number of shares of Common Stock into which the Series A Preferred Stock can be converted. The Company shall have the right to redeem the Series B Preferred Stock on or after November 28, 1999 at a price equal to the greater of 120% of its face value or the market price multiplied by the number of shares of Common Stock into which the Convertible Preferred can be converted.

                  The Company shall have the right to redeem the Series C Preferred Stock on or after the earlier of (i) an underwritten public offering or a Rule 144A offering in the amount of at least $10,000,000, or (ii) February 29, 2000, at a price equal to 110% of its face value if such redemption is made prior to September 1, 1999 and 120% of the face value thereafter. Once issued, the Company shall have the right to redeem the Series D Preferred Stock on or after the earlier of (i) an underwritten public offering or a Rule 144A offering in the amount of at least $10,000,000, or (ii) the eighteen-month anniversary of the date of its issuance at a price equal to 110% of its face value if such redemption is made in the first 12 months that the Series D Preferred Stock is outstanding and 120% of the face value thereafter.

         Maturity.

                  The 5% Preferred Stock is subject to mandatory redemption or conversion on three year anniversary of issuance (the "Maturity Date"). The Maturity Date of the Series A Preferred Stock is December 31, 2000. The Maturity Date of the Series B Preferred Stock is May 29, 2001. The Maturity Date of the Series C Preferred Stock is August 31, 2001.

The 5% Preferred Warrants

                  The 5% Preferred Warrants have a term of four years, and are currently exercisable. The 5% Preferred Warrants contain certain anti-dilution provisions and permit cashless exercise. The Company can call the 5% Preferred Warrants any time after the first year anniversary of their issuance, but only in the event the market price of the Common Stock over the twenty days prior to such call is 150% of the exercise price of the 5% Preferred Warrants being called. The Series A Warrants have an exercise price of $7.95 per share and expire on December 31, 2001. The Series B Warrants have an exercise price of $13.75 per share and expire on May 28, 2002. The Series C Warrants have an exercise price of $9.375 per share and expire on August 31, 2002. The exercise price of the Series D Warrants will be 125% of the market price of the Common Stock on the date of issuance, and will expire four years after such issuance.

Reasons for Issuances

                  The Board of Directors has reviewed and considered the terms and conditions of the 5% Preferred Stock transactions and believes that such transactions, and the resulting issuance of Common Stock upon conversion or exercise, as applicable, of the 5% Preferred Stock and 5% Preferred Warrants, are fair to, and are advisable and in the best interests of, the Company and its stockholders. The Board of Directors has unanimously approved the 5% Preferred Stock transactions, and the issuance of the Common Stock pursuant to their conversion or exercise, as applicable, and unanimously recommends that the stockholders vote FOR approval of this Proposal Five. The Company's directors and executive officers (who currently hold Common Stock representing approximately ____% of the Common Stock) have indicated that they intend to vote all shares of voting stock over which they exercise voting power as of the close of business on the Record Date in favor of approval of this Proposal Five. The Board of Directors, in recommending stockholder approval of this Proposal Five, considered a number of factors, including (a) the substantial increase in the working capital of the Company that has resulted from such transactions and the prospect that, as a result of the increase in working capital resulting from such transactions, the Company will be able to expand its operations, improve its access to capital markets and, if appropriate, make certain strategic acquisitions, (b) the terms of the Transaction Documents, and (c) the alternatives to the 5% Preferred Stock transactions, including alternative public or private financing.

Certain Considerations

                  While the Board of Directors is of the opinion that the 5% Preferred Stock transactions, and the resulting issuance of Common Stock upon conversion or exercise, as applicable, of the 5% Preferred Stock and 5% Preferred Warrants, are fair to, and are advisable and in the best interests of the Company and its stockholders, stockholders should consider the following possible effects, as well as the other information contained in this Proxy Statement, in evaluating this Proposal Five.

         Dilutive Effect of 5% Preferred Stock.

                  The 5% Preferred Stock has conversion prices with upper limits currently ranging from $8.28 to $13.20 per share. The 5% Preferred Warrants have an exercise price ranging from $7.95 to $13.75 per share. The closing price of the Common Stock on the Record Date was $_______. If certain 5% Preferred Stock Shares had been converted or certain 5% Preferred Warrants exercised on such date, such conversions or exercises would have a dilutive effect on the stockholders of the Company. Assuming the conversion prices in effect as of the date hereof, the 5% Preferred Stock would convert into _______ shares of Common Stock, the 5% Warrants would be exercised into _______ shares of Common Stock, which represents __% shares of Common Stock, taking into account such conversion and exercise.

                  In addition, it is likely that the 5% Preferred Stock and 5% Preferred Warrants will be converted or exercised, as applicable, only when the conversion price or exercise price, is below the market price of the Common Stock. In such event, the then holders of Common Stock may suffer dilution in the value of their equity as a result of the exercise of the 5% Preferred Stock Warrants. It is not possible to estimate the amount of such dilution at this time.

         Issuance of Senior Securities.

                  The Company has issued Preferred Stock with a current aggregate liquidation preference of $20,757,030 million ($28,257,030 taking into account the Series D transaction). In the event of the liquidation, dissolution or winding up of the Company, these amounts would be paid on a priority over the holders of Common Stock and will reduce the amounts, if any, which would otherwise be payable to the holders of Common Stock.

Absence of Appraisal Rights

                  Under New York and Delaware law, objecting stockholders will have no appraisal, dissenters' or similar rights (i.e., the right to seek a judicial determination of the "fair value" of the Common Stock and to compel the Company to purchase their Common Stock for cash in that amount) with respect to matters presented at the Special Meeting or otherwise with respect to the 5% Preferred Stock transactions, nor will the Company voluntarily accord such rights to stockholders.

                  Therefore, approval by the requisite number of shares of the matters presented at the Special Meeting will bind all stockholders and objecting stockholders will be able to liquidate their Common Stock only by selling it in the market.

Consequences if this Proposal Five is not Approved

                  If stockholder approval is not obtained for this Proposal Five, the Company will be required to either redeem the 5% Preferred Stock or make cash payments to holders of the 5% Preferred Stock once such holders have converted 19.99% of the Common Stock, depending on the 5% Preferred Stock effected. Redemption of the series of 5% Preferred Stock would be at 100% of its face value plus any accrued and unpaid dividends. Cash payments would be equal to the number of shares of Common Stock that could not be issued because of such restriction multiplied by the market price of the Common Stock on the date of attempted conversion. Based on the price of the Common Stock on the Record Date, and assuming that holders of all of the 5% Preferred Stock attempted to convert their shares, the Company would be required to pay $______________ to redeem the Series A Preferred Stock and make cash payments in the amount of ________.

                  Such redemption and cash payments will adversely effect the Company's financial condition and ability to implement its business plan for the Internet Services Division. In addition, the Company will be required to raise funds elsewhere, which could be difficult in the event stockholder approval is not obtained. If the Company does not receive stockholder approval, there can be no assurance that the Company would be able to obtain adequate sources of additional capital.

Vote Required

                  The affirmative vote at the Special Meeting by the holders of a majority of votes cast in person or by proxy on this Proposal Five is required to approve the issuance of the Common Stock underlying the 5% Preferred Stock and 5% Preferred Warrants, which in the aggregate would represent 20% or more of the outstanding shares of Common Stock, which approval is necessary to meet the continued listing requirements for the Common Stock on the American Stock Exchange. Such approval would permit the holders of such Preferred Stock to convert their Preferred Stock into Common Stock without restriction. For purposes of calculating votes cast, abstentions are included as votes cast while broker non-votes are not included as votes cast.

Recommendations of Board of Directors

                  THE BOARD OF DIRECTORS BELIEVES THAT THE 5% PREFERRED STOCK TRANSACTIONS, AND THE RESULTING ISSUANCE OF COMMON STOCK UPON CONVERSION OR EXERCISE, AS APPLICABLE, OF THE 5% PREFERRED STOCK AND 5% PREFERRED WARRANTS, ARE FAIR TO, AND ARE ADVISABLE AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS AND HAS UNANIMOUSLY APPROVED THE 5% PREFERRED STOCK TRANSACTIONS AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF PROPOSAL FIVE.

                             PRINCIPAL STOCKHOLDERS

                  The following table sets forth certain information known to the Company regarding beneficial ownership of the Common Stock as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock, (ii) each director of the Company, (iii) certain executive officers of the Company and
(iv) all executive officers and directors of the Company as a group. All shares are subject to the named person's sole voting and investment power except where otherwise indicated.


                                                Number of Shares    Percent of
Name and Address of Beneficial Owner           Beneficially Owned   Common Stock
--------------------------------------------   ------------------   -----------
RGC International Investors, LDC............    _________(1)              __%
   c/o Rose Glen Capital Management, L.P.
   3 Bala Plaza East, Suite 200
   251 St.  Asaphs Road
   Bala Cynwyd, PA 19004

R.  C.  W.  Mauran..........................      _______(2)            ___.%
   47 Eaton Place, Flat A
   London SWI, England

White Rock Capital Partners, L.P............      _______(3)            ___.%
   3131 Turtle Creek Boulevard, Suite 800
   Dallas, TX 75219

Ronald I. Simon.............................      _______(4)            ___.%

Dr.  Lawrence B. Brilliant..................      _______(5)            ___.%

Garrett J. Girvan...........................      _______(6)            ___.%

Ian B. Aaron................................      _______(7)            ___.%

Mark A. Phillips............................      _______(8)            ___.%

Donna M. Cangelosi..........................      _______(9)            ___.%

Edward A. Bennett...........................      ______(10)            ___.%

Sean P. Doherty.............................      ______(11)            ___.%

John G. Hamm................................      ______(12)            ___.%

Robert C. Harris, Jr........................              -             ___.%

All directors and executive officers                _______             ___.%
as a group (10 persons).....................
         .........
(1) Consists of (i) _______ shares of Common Stock, (ii) _______ shares issuable upon the exercise of stock purchase warrants, (iii) _______ shares potentially issuable upon the conversion of 3,100.78 shares of Series A Preferred Stock at the current conversion price of $______,
         (iv) 690,341 shares potentially issuable upon the conversion of 9,112.5 shares of Series B Preferred Stock at the current conversion price of $13.20, and (v) 836,805 shares potentially issuable upon conversion of

         7,531.25 shares of Series C Preferred Stock at the current conversion price of $9.00 per share. The actual number of shares of Common Stock issuable upon conversion of the 5% Preferred Stock is indeterminable and is subject to adjustment based on various factors, including the floating rate conversion price mechanism contained in the terms of the 5% Preferred Stock. The 5% Preferred Stock is not convertible by any holder in the event that the number shares thereby issuable, together with the number of shares of Common Stock owned by such holder and its affiliates (but not including shares of Common Stock underlying the 5% Preferred Stock or 5% Preferred Warrants) would exceed 4.99% of the then outstanding Common Stock as determined in accordance with Section 13(d) of the Exchange Act. See "Proposal Five."

(2) Consists of (i) _______ shares of Common Stock, (ii) _______ shares issuable upon the conversion of $_________ of the Company's 9% Convertible Subordinated Debentures due 2000, and (iii) ______ shares issuable upon the conversion of $_______ of the Company's 6% Subordinated Convertible Debentures due 2002. Shares listed reflect shares held by Eurocredit Investments, Ltd., a Maltese company that is wholly-owned by Mr. Mauran.

(3) Consists of (i) _______ shares of Common Stock held for the accounts of certain institutional clients of White Rock Capital Management, L.P.,
         (ii) ______ shares of Common Stock held by White Rock Capital Partners, L.P., and (iii) _____ shares of Common Stock held by White Rock Capital Management, L.P.

(4) Consists of (i) _____ shares of Common Stock, and (ii) _____ shares of Common Stock issuable upon the exercise of options.

(5) Consists of (i) ______ shares of Common Stock, and (ii) ______ shares of Common Stock issuable upon the exercise of options.

(6) Consists of (i) ______ shares of Common Stock, and (ii) ______ shares of Common Stock issuable upon the exercise of options.

(7) Consists of (i) ______ shares of Common Stock, and (ii) ______ shares of Common Stock issuable upon the exercise of options.

(8) Consists of (i) ______ shares of Common Stock, and (ii) ______ shares of Common Stock issuable upon the exercise of options.

(9) Consists of (i) ______ shares of Common Stock, and (ii) ______ shares of Common Stock issuable upon the exercise of options.

(10) Consists of (i) ______ shares of Common Stock, and (ii) ______ shares of Common Stock issuable upon the exercise of options.

(11) Consists of (i) ______ shares of Common Stock, (ii) _______shares of Common Stock issuable upon the exercise of stock purchase warrants held by Shoreline Associates, of which Mr. Doherty is an owner, and (iii) 75,758 shares of Common Stock issuable upon the conversion of 1,000 shares of Series B Preferred Stock at the current conversion price of $13.20, held by Shoreline Associates. Shoreline Associates is not affiliated with SPIF, the entity that arranged the Convertible Preferred Stock offerings. The actual number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock is indeterminable and is subject to adjustment based on various factors, including the floating rate conversion price mechanism contained in the terms of the Series B Preferred Stock. See "Description of Capital Stock - Preferred Stock."

(12) Consists of (i) ______ shares of' Common Stock, and (ii) ______ shares of' Common Stock issuable upon the exercise of options.

                                            PRICE RANGE OF COMMON STOCK

                  The Common Stock is quoted on AMEX under the symbol "SOF." The following table sets forth the high and low closing sale prices for the Common Stock as reported by AMEX for the periods indicated. These prices do not include retail mark-ups, mark-downs or commissions.

                                                           High           Low
                                                         ---------     ---------
   1996
         First quarter ended December 31, 1995.........   $14.375        $9.25
         Second quarter ended March 31, 1996...........    10.875         8.00
         Third quarter ended June 30, 1996.............     9.375         6.8125
         Fourth quarter ended September 30, 1996.......     8.00          5.4375
   1997
         First quarter ended December 31, 1996.........     6.00          4.3125
         Second quarter ended March 31, 1997...........     7.25          4.25
         Third quarter ended June 30, 1997.............     6.375         4.125
         Fourth quarter ended September 30, 1997.......     6.75          5.125
   1998
         First quarter ended December 31, 1997.........     8.4375        6.5625
         Second quarter ended March 31, 1998...........     7.25          6.1875
         Third quarter ended June 30, 1998.............    15.375         7.1875
         Fourth quarter ended September 30, 1998.......    18.375         7.75
   1999
         First quarter (through ____, 1998)............

                  On ________, 1998, the last sale price reported on the AMEX for the Common Stock was $___ per share. As of such date, there were approximately ___ stockholders of record for the Common Stock.


                              PRINCIPAL ACCOUNTANTS

                  PriceWaterhouseCoopers LLP, the principal accountants for the Company for the fiscal year ended September 30, 1998 and Coopers & Lybrand LLP, independent auditors for the Company for the fiscal years ended September 30, 1997 and September 30, 1996, are (i) expected to be present at the Stockholders' Meeting, (ii) will have the opportunity to make a statement if they so desire, and (iii) are expected to be available to answer appropriate questions.

                       DOCUMENTS INCORPORATED BY REFERENCE

                  The  following   documents  filed  by  the  Company  with  the
Commission (File No. 1-5270) pursuant to the Exchange Act are incorporated herein by reference:

         1. The Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1997.

         2. The Company's Current Report on Form 8-K filed with the Commission on January 12, 1998.

         3. The Company's Proxy Statement on Schedule 14A filed with the Commission on January 28, 1998.

         4. The Company's Current Report on Form 8-K filed with the Commission on February 12, 1998.

         5. The Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1997.

         6. The Company's Current Report on Form 8-K filed with the Commission on April 24, 1998.

         7. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

         8. The Company's Current Report on Form 8-K filed with the Commission on June 1, 1998.

         9. The Company's Current Report on Form 8-K filed with the Commission on July 28, 1998.

         10. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, as amended.

         11. The Company's Current Report on Form 8-K filed with the Commission on September 14, 1998.

                  The Company's Current Report on Form 8-K filed on July 28, 1998 includes restated financial statements to reflect the treatment of its Telecommunications Division as a discontinued operation. Financial statements filed after July 28, 1998, will continue to reflect the treatment of the Telecommunications Division as a discontinued operation until the Company no longer operates such division. The Company will provide, without charge, a copy of any document hereby incorporated by reference to each stockholder who requests copies of such documents. Requests should be made to the Company at 520 Logue Avenue, Mountain View, California, 94303; ATTN: Steven M. Harris, Secretary.

                                       A-5
                          AGREEMENT AND PLAN OF MERGER

                  AGREEMENT AND PLAN OF MERGER, dated as of ____________, 1998, pursuant to Section 252 of the Delaware General Corporation Law (the "DGCL") and
Section 907 of the New York Business Corporation Law (the "NYBCL"), between SoftNet Systems, Inc., a New York corporation having its principal place of business at 520 Logue Avenue, Mountain View, CA 94043 (the "Company"), and SoftNet Systems, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, having its principal place of business at 520 Logue Avenue, Mountain View, CA 94043 (the "Surviving Company").

                              W I T N E S S E T H:

                  WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of New York with total authorized capital stock of Twenty-Nine Million (29,000,000) shares, consisting of Twenty-Five Million (25,000,000) shares of common stock, $.01 par value per share (the "Company Common Stock") and Four Million (4,000,000) shares of preferred stock, $.10 par value per share (the "Company Preferred Stock").

                  WHEREAS, the Surviving Company is a corporation duly organized and existing under the laws of the State of Delaware and will have, effective at the Effective Date (as defined below) total authorized capital stock of One Hundred Four Million (104,000,000) shares, consisting of One Hundred Million (100,000,000) shares of common stock, $.01 par value per share (the "Surviving Company Common Stock"), and Four Million (4,000,000) shares of preferred stock, $.10 par value per share (the "Surviving Company Preferred Stock").

                  WHEREAS, the Boards of Directors of the Company and the Surviving Company have each adopted resolutions approving this Agreement and Plan of Merger.

                  NOW THEREFORE, in consideration of the foregoing and the undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Merger. The Company shall be merged into the Surviving Company pursuant to Section 252 of the DGCL and Section 907 of the NYBCL. The Surviving Company shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware. The separate corporate existence of the Company shall cease forthwith upon the Effective Date. The merger of the Company into the Surviving Company shall hereinafter be referred to as the "Merger."

                  2. Shareholder Approval. As soon as practicable after the execution of this Agreement and Plan of Merger, the Company and the Surviving Company shall, if necessary under the DGCL and NYBCL, submit this Agreement and Plan of Merger to their respective shareholders for approval.

                  3. Effective Date. The Merger shall be effective upon the filing of this Agreement and Plan of Merger with the Secretaries of State of the States of Delaware and New York, which filings shall be made as soon as practicable after all required shareholder approvals have been obtained. The time of such effectiveness shall hereinafter be referred to as the "Effective Date."

                  4. Common Stock and Preferred Stock of the Company. On the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, (1) each share of Common Stock of the Company shall cease to exist and shall be changed and converted into one fully paid and non-assessable share of the Surviving Company Common Stock and (2) each share of the Company Preferred Stock shall cease to exist and shall be changed and converted into one fully paid and non-assessable share of the Surviving Company Preferred Stock.

                  5. Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of Company Common Stock and Company Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of the Surviving Company Common Stock and Surviving Company Preferred Stock into which the shares of the Company represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Surviving Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Surviving Company evidenced by such outstanding certificate as above provided.

                  6.       Stock Option Plans.

                  (a) On the Effective Date, if any options or rights granted under either the Company's 1998 Stock Incentive Plan or the Amended 1995 Long Term Incentive Plan remain outstanding, then the Surviving Company will assume the outstanding and unexercised portions of such options and such options shall be changed and converted into options to purchase Common Stock of the Surviving Company, such that an option to purchase one (1) share of Common Stock of the Company shall be converted into an option to purchase one (1) share of Common Stock of the Surviving Company. No other changes in the terms and conditions of such options will occur.

                  (b) One (1) share of the Surviving Company's Common Stock shall be reserved for issuance upon the exercise of each option to purchase one (1) share of the Surviving Company's Common Stock so reserved immediately prior to the Effective Date.

                  (c) No "additional benefits" within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986 (as amended) shall be accorded to the optionholders pursuant to the assumption of their Options.

                  7.       Warrants.

                  (a) On the Effective Date, all outstanding and unexercised warrants issued by the Company shall be charged and converted into warrants to purchase Common Stock of the Surviving Company, such that a warrant to purchase one (1) share of Common Stock of the Company shall be converted into a warrant to purchase one (1) share of Common Stock of the Surviving Company. No other changes in the terms and conditions of such warrants will occur.

                  (b) One (1) share of the Surviving Company's Common Stock shall be reserved for issuance upon the exercise of each warrant to purchase one (1) share of the Surviving Company's Common Stock so reserved immediately prior to the Effective Date.

                  8. Subordinated Convertible Debentures. On the Effective Date, the Surviving Company shall assume all obligations of the Company in connection with the Company's issuance of 9% Convertible Subordinated Debentures due 2000, 6% Convertible Subordinated Debentures due 2002 and 5% Convertible Subordinated Debentures due 2002 (the "Debentures"), and the Debentures shall be convertible into shares of the Common Stock of the Surviving Company rather than shares of the Common Stock of the Company. No other changes in the terms and conditions of the Debentures will occur.

                  9. Cable Affiliate Incentive Plan. On the Effective Date, the Surviving Company shall assume all obligations of the Company under the Company's Cable Affiliate Incentive Plan (the "Incentive Plan"). For every share of the Company's Common Stock reserved for issuance under the Incentive Plan, a share of the Surviving Company's Common Stock will similarly be reserved for issuance under the Incentive Plan.

                  10. Employee Benefit Plans. On the Effective Date, the Surviving Company shall assume all obligations of the Company under any and all employee benefit plans in effect as of such date with respect to which employee rights or accrued benefits are outstanding as of such date. On the Effective Date, the Surviving Company shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger.

                  11. Succession. On the Effective Date, the Surviving Company shall succeed to all of the rights, privileges, debts, liabilities, powers and property of the Company in the manner of and as more fully set forth in Section 259 of the DGCL. Without limiting the foregoing, upon the Effective Date, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, and other assets of every kind and description of the Company shall be transferred to, vested in and developed upon the Surviving Company without further act or deed and all property, rights, and every other interest of the Company and the Surviving Company shall be as effectively the property of the Surviving Company as they were of the Company and the Surviving Company, respectively. All rights of creditors of the Company and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall attach to the Surviving Company and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

                  12. Certificate of Incorporation and Bylaws. From and after the Effective Date, the Certificate of Incorporation and Bylaws of the Surviving Company shall continue in full force and effect until further amended in accordance with the provisions thereof and applicable law.

                  13. Directors and Officers. The members of the Board of Directors and the officers of the Surviving Company on the Effective Date shall continue in office until the expiration of their respective terms of office and until their successors have been elected and qualified.

                  14. Further Assurances. From time to time, as and when required by the Surviving Company or by its successors and assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to best or perfect in or to confirm of record or otherwise in the Surviving Company the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to carry out the purposes of this Agreement and Plan of Merger, and the officers and directors of the Company are fully authorized in the name and on behalf of the Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                  15. Abandonment. Notwithstanding the approval of this Merger Agreement by the shareholders of the Company or by the sole stockholder of the Surviving Company, at any time before the Effective Date, (a) this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the Company or the Surviving Company or both, including by reason of a determination, in the sole discretion of either Board of Directors, that holders of an unacceptable number of shares intend to exercise their statutory appraisal rights pursuant to Section 623 of the New York Business

Corporation Law, or (b) the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of the Company and the Surviving Company, such action would be in the best interests of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either corporation or their respective Board of Directors or stockholders with respect thereto, except that the Company shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

                  16. Conditions to Merger. The obligation of the corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the corporations in its sole discretion to the extent permitted by law):

                  (a) the Merger shall have been approved by the shareholders of the Company in accordance with applicable provisions of the New York Business Corporations Law;

                  (b) The Company, as sole stockholder of the Surviving Company, shall have approved the Merger in accordance with the Delaware General Corporation Law; and

                  (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of the Company to be material to the consummation of the Merger shall have been obtained.

                  18. Amendment. This Agreement and Plan of Merger may be amended by the Boards of Directors of the Company and the Surviving Company at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of this Agreement and Plan of Merger by the shareholders of either the Company or the Surviving Company shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Company to be effected by the Merger or (3) alter or change any of the terms and conditions of this Agreement and Plan of Merger if such alteration or change would adversely affect the holders of any class or series of the stock of such corporation.

                  19. Governing Law. This Agreement and Plan of Merger and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Delaware.

                  20. Counterparts. In order to facilitate the filing and recording of this Agreement and Plan of Merger, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement and Plan of Merger to be executed and attested on its behalf by its officers hereunto duly authorized, as of the date first above written.

                                                  SoftNet Systems, Inc.,
                                                  a New York corporation


                                                  -----------------------------
                                                  By:
                                                  -----------------------------
                                                  Name:
                                                  -----------------------------
                                                  Title:

ATTESTED:


-----------------------------
By:
-----------------------------
Name:
-----------------------------
Title:

                                                  SoftNet Systems, Inc.,
                                                  a Delaware corporation


                                                  -----------------------------
                                                  By:
                                                  -----------------------------
                                                  Name:
                                                  -----------------------------
                                                  Title:


ATTESTED:


-----------------------------
By:
-----------------------------
Name:
-----------------------------
Title:

   623 PROCEDURE TO ENFORCE SHAREHOLDER'S RIGHT TO RECEIVE PAYMENT FOR SHARES.

                  (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

                  (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

                  (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph
(g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

                  (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

                  (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (c,). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

                  (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of the transfer.

                  (g) Within fifteen days after the expiration of the period within which shareholder,, may file their notices of election to dissent, or within fifteen days after the propose( corporate action is consummated. whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by
(1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

                  (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

                      (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned. institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

                      (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the Supreme court, for good cause shown, shall otherwise direct.

                      (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

                      (4) The court  shall  determine  whether  each  dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3 1 01 of the civil practice law and rules.

                      (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

                      (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

                      (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay;
(B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as Provided in clause (A), the court may consider the dollar amount or the percentage, or both, b which the fair value of the shares as determined exceeds the corporate offer.

                      (8) Within sixty days after final determination of the proceeding, the corporation s pay to each dissenting shareholder the amount found to be due him, upon surrender of certificate for any such shares represented by certificates.

                  (i) Shares acquired by the corporation upon the payment of the agreed value there or of the amount due under the final order, as provided in this section, shall become treasury shares or be, cancelled as provided in section 515 (Reacquired shares), except that, in case of a merger or consolidation, they may be held and disposed of as the plan of me or consolidation may otherwise provide.

                  (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

                      (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

                      (2) Retain his status as a claimant against the corporation and, if it is liquidated, subordinated to the rights of creditors of the corporation, but have rights superior to t non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for shares, which right the corporation shall be obliged to satisfy when the restrictions of paragraph do not apply.

                      (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation h given him written notice that payment for his shares cannot be made because of restrictions of this paragraph. If the dissenting shareholder fails to exercise such option provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

                  (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of an other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

                  (l) Except as otherwise expressly provided in this section, any notice to be given b a corporation to a shareholder under this section shall be given in the manner provided i section 605 (Notice of meetings of shareholders).

                  (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations) (Last amended by Ch. 117, L. '86, eff. 9-1-86.)

                              SOFTNET SYSTEMS, INC.
                                      PROXY
               Special Meeting of Stockholders, December __, 1998

           This Proxy is Solicited on Behalf of the Board of Directors

                  The undersigned hereby appoints Dr. Lawrence B. Brilliant, Steven M. Harris and Mark A. Phillips, and each of them, attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent the undersigned at the Special Meeting of Stockholders (the "Special Meeting") of SoftNet Systems, Inc. to be held on December __, 1998 and at any adjournments thereof, and to vote, as designated below, all of the shares of Common Stock of the Company held of record by the undersigned on _______, 1998 which the undersigned is entitled to vote, either on his own behalf or on behalf of any entity or entities, with the same force and effect as the undersigned might or could do if personally present thereat:


     1.  FOR ____ AGAINST ____  ABSTAIN ____      To approve the Company's
                                                  reincorporation in Delaware

     2.  FOR ____ AGAINST ____  ABSTAIN ____      To increase the number of
                                                  authorized shares of
                                                  capital stock

     3.  FOR ____ AGAINST ____  ABSTAIN ____      To approve the listing of
                                                  the Company's Common Stock
                                                  on the Nasdaq Stock Market

     4.  FOR ____ AGAINST ____  ABSTAIN ____      To approve the adoption of
                                                  the Company's 1998 Stock
                                                  Incentive Plan under which
                                                  ______ shares of Common
                                                  Stock have been reserved
                                                  for issuance

     5.  FOR ____ AGAINST ____  ABSTAIN ____      To  authorize  and approve
                                                  the issuance of the Common
                                                  Stock  underlying  the
                                                  Company's  Convertible
                                                  Preferred  Stock and Warrants
                                                  to purchase  Common Stock,
                                                  which in the aggregate would
                                                  represent 20% or more of the
                                                  outstanding  shares of
                                                  Common Stock


                  The shares covered by this proxy will be voted in accordance with the undersigned's instruction with respect to any matter in which a choice is specified. Unless a contrary instruction is indicated, this proxy will be voted in favor of each proposals, and will be voted at the discretion of the proxy holders on such other matters as may come before the Special Meeting.

Each of the proxies or their substitutes as shall be present and acting at the Special Meeting shall have and may exercise all of the powers of all of said proxies hereunder.

Please print the name(s) appearing on
each certificate over which you have voting authority:


                 ______________________________________________
                           [Print Name on Certificate]


Please sign your name:


         _____________________________________________________________
                   [Authorized Signature] [Date of Signature]